UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                  SCHEDULE 14A
           PROXY STATEMENT PURSUANT TO SECTION 14(A) OF THE SECURITIES
                    EXCHANGE ACT OF 1934 (AMENDMENT NO._____)

|X| Filed by the Registrant       | | Filed by a Party other than the Registrant
Check the appropriate box:
     |X|  Preliminary Proxy Statement
     | |  Confidential, for Use of the Commission Only (as permitted by
           Rule 14a-6(e)(2))
     | |  Definitive Proxy Statement
     | |  Definitive Additional Materials
     | |  Soliciting Material Pursuant to ss.240.14a-12

                             NEW CENTURY PORTFOLIOS
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

    ------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):
     |X|  No fee required.
     | | Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

       Title of each class of securities to which transaction applies:

--------------------------------------------------------------------------------
       Aggregate number of securities to which transaction applies:

--------------------------------------------------------------------------------
       Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
--------------------------------------------------------------------------------
       Proposed maximum aggregate value of transaction:

-------------------------------------------------------------------------
       Total fee paid:

-------------------------------------------------------------------------

     | |  Fee paid previously with preliminary materials.
     | | Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

       Amount Previously Paid:

-------------------------------------------------------------------------
       Form, Schedule or Registration Statement No.:

-------------------------------------------------------------------------
       Filing Party:

-------------------------------------------------------------------------
       Date Filed:

                               [GRAPHIC OMITTED]

                                  NEW CENTURY
                                   PORTFOLIOS

July 8, 2005

Dear Fellow Shareholders:

     Washington Trust Bancorp, Inc. ("Washington Trust"), the bank holding company parent of The Washington Trust Company, a Rhode Island chartered bank headquartered in Westerly, Rhode Island, has agreed to acquire Weston Financial Group, Inc. ("Weston"), the investment adviser to the New Century Portfolios (the "Trust"). Following the Transaction, Weston will be a wholly-owned subsidiary of Washington Trust. The Transaction is designed to permit Weston's day-to-day investment advisory activities, including advising the portfolios of the Trust (the "Portfolios"), to continue under the direction of Weston's current management team. It is expected that substantially all other Weston personnel will also continue as employees of Weston following the Transaction providing substantially the same services to the Portfolios as they do currently.

     Management at Weston believes that this Transaction will benefit both Weston and its clients, including the Portfolios and their shareholders. The Transaction is designed to allow Weston to operate largely as it has in the past, but with the benefits of being part of a larger, established provider of a broad range of financial services. For additional information concerning Washington Trust, we urge you to visit their web site at WWW.WASHTRUST.COM.

     It is important to remember that this Transaction involves Weston, the investment adviser to the Portfolios, and not the Portfolios themselves, so that:

     o The Portfolio Managers of your Portfolios will not change as a result of the Transaction.

     o The number and value of your shares in each Portfolio will not change as a result of the Transaction.

     o The investment advisory fees and expenses charged to your Portfolio will not change as a result of the Transaction.

     o You will continue to receive the same high quality investment management and shareholder services that you have come to expect over the years.

     You are being sent this proxy statement and being asked to vote on new advisory agreements with Weston because under the Investment Company Act of 1940, as amended, the closing of the Transaction will automatically terminate each Portfolio's current investment advisory agreement with Weston. To provide for the Portfolios' continued operations, shareholders must approve new advisory agreements with Weston that will become effective at the time of the closing




NEW CENTURY PORTFOLIOS - CAPITAL o BALANCED o AGGRESSIVE o INTERNATIONAL o ALTERNATIVE STRATEGIES o MONEY MARKET
         40 WILLIAM STREET, SUITE 100, WELLESLEY, MA 02481 781-239-0445 888-639-0102 FAX 781-239-0741

of the Transaction. Weston is pleased to report that the Board of Trustees of your Trust, as described more fully in the enclosed Proxy Statement, considered this matter and unanimously approved, and recommend that shareholders approve, the new advisory agreements. (Please note that shareholders are not being asked to approve the Transaction.)

     Enclosed is a Proxy Statement for a special meeting of the shareholders that will be held on Wednesday, August 17, 2005 at 10:00 a.m. (Eastern time) to consider the approval of new investment advisory agreements for each Portfolio with Weston. The Proxy Statement discusses the Transaction, Washington Trust, the new advisory agreements and other relevant matters in greater detail. Please read the Proxy Statement carefully before voting with the enclosed proxy card(s).

     Please note, if you are a shareholder in more than one Portfolio, you will receive a proxy card for each Portfolio. Your proxy cards are not duplicates, and you must vote separately for each Portfolio. Your vote is important. The matters we are submitting for your consideration are important to the Portfolios and to you as a shareholder. Therefore, please take the time to read the Proxy Statement, cast your vote on the enclosed proxy card(s), and return the card(s) in the enclosed pre-addressed, postage-paid envelope.

     We thank you for your prompt response to the Proxy Statement.

Sincerely,

/s/ Wayne M. Grzecki

Wayne M. Grzecki
President






NEW CENTURY PORTFOLIOS - CAPITAL o BALANCED o AGGRESSIVE o INTERNATIONAL o ALTERNATIVE STRATEGIES o MONEY MARKET
         40 WILLIAM STREET, SUITE 100, WELLESLEY, MA 02481 781-239-0445 888-639-0102 FAX 781-239-0741

                             NEW CENTURY PORTFOLIOS
                          40 WILLIAM STREET, SUITE 100
                       WELLESLEY, MASSACHUSETTS 02481-3902
                                 (888) 639-0102

                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD AUGUST 17, 2005

To the Shareholders of New Century Portfolios:

     Notice is hereby given that a Special Meeting of Shareholders (the "Special Meeting") of each of the Portfolios listed below (each, a "Portfolio," and collectively, the "Portfolios"), each a series of shares of the New Century Portfolios (the "Trust"), will be held at 10:00 a.m. (Eastern time), on August 17, 2005, at the offices of the Trust, 40 William Street, Suite 100, Wellesley, Massachusetts 02481-3902.

     The Portfolios of the Trust are the: New Century Capital Portfolio, New Century Balanced Portfolio, New Century Aggressive Portfolio, New Century International Portfolio and New Century Alternative Strategies Portfolio.

     The Special Meeting is being called for the following purpose:

     1. To approve or disapprove separate new investment advisory agreements between the Trust, on behalf of each Portfolio, and Weston Financial Group, Inc.

     The Fund also may transact such other business as may properly come before the Special Meeting or at any postponement or adjournment(s) thereof. Information concerning the proposal is provided in the proxy statement attached to this Notice. Shareholders of record at the close of business on June 20, 2005 are entitled to notice of and to vote at the Special Meeting or any adjournment thereof.

IT IS VERY IMPORTANT THAT YOUR SHARES BE REPRESENTED AT THIS SPECIAL MEETING. WHETHER OR NOT YOU EXPECT TO BE PRESENT, PLEASE COMPLETE, SIGN, DATE AND PROMPTLY RETURN THE ENCLOSED PROXY CARD IN THE ENCLOSED POSTAGE-PAID, RETURN ENVELOPE. YOUR PROMPT RESPONSE WILL HELP TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION.

IF YOU HOLD SHARES OF MORE THAN ONE PORTFOLIO YOU WILL RECEIVE A PROXY CARD FOR EACH PORTFOLIO. PLEASE RETURN EACH PROXY CARD.

WE ASK YOUR COOPERATION IN MAILING YOUR PROXY CARD PROMPTLY.

                                             By Order of the Board of Trustees,

July 8, 2005
Wellesley, Massachusetts                     Nicole M. Tremblay, Esq., Secretary

                             NEW CENTURY PORTFOLIOS
                          40 WILLIAM STREET, SUITE 100
                       WELLESLEY, MASSACHUSETTS 02481-3902
                                 (888) 639-0102
          -------------------------------------------------------------

                                 PROXY STATEMENT
          -------------------------------------------------------------

                                      July 8, 2005

     This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees of New Century Portfolios (the "Trust"). The proxies will be voted at the Special Meeting of Shareholders or at any postponement or adjournment(s) thereof (the "Special Meeting") of the Trust. The Special Meeting will be held at 10:00 a.m., (Eastern time), on August 17, 2005, at the offices of the Trust, 40 William Street, Suite 100, Wellesley, Massachusetts 02481-3902, for the purposes set forth in the accompanying Notice of Special Meeting.

     It is expected that this Proxy Statement, the accompanying Notice of Special Meeting and the enclosed proxy will be first mailed to shareholders on or about July 8, 2005.

     The Trust currently offers five series of shares, which are each referred to herein as a "Portfolio," and collectively, as the "Portfolios." The
Portfolios of the Trust are the: New Century Capital Portfolio, New Century Balanced Portfolio, New Century Aggressive Portfolio, New Century International Portfolio and New Century Alternative Strategies Portfolio.

     The following table summarizes the proposals to be acted upon at the Special Meeting and indicates those shareholders who are being solicited with respect to each proposal:

 ------------------------------------------------------------------------------
            Proposal                             Shareholders Solicited
 ------------------------------------------------------------------------------
 To  approve  or  disapprove  separate  new
 investment advisory agreements between the    Each Portfolio voting separately.
 Trust,  on  behalf  of each Portfolio, and
 Weston Financial Group, Inc.
 ------------------------------------------------------------------------------

     If the accompanying proxy is executed properly and returned, shares represented by it will be voted at the Special Meeting in accordance with the instructions thereon. The Board of Trustees of the Trust unanimously recommends a vote FOR the approval of each new investment advisory agreement between the Trust, on behalf of each Portfolio, and Weston Financial Group, Inc. If no instructions are specified on the proxy, shares will be voted FOR Proposal No. 1 and according to the best judgment of the proxy holders on all other matters. A proxy may be revoked at any time prior to the time it is voted by written notice to the Secretary of the Trust at the address shown above, by submission of a subsequent proxy or by attendance at the Special Meeting and voting in person.

         Only shareholders of record of each Portfolio on June 20, 2005 (the "Record Date") will be entitled to notice of, and to vote at, the Special Meeting. At the close of business on the Record Date, each Portfolio had the following number of shares of beneficial interest outstanding, constituting all of the Trust's outstanding voting securities:

         -----------------------------------------------------------------------------------------------------------
                                                                                   OUTSTANDING SHARES OF BENEFICIAL
                                        PORTFOLIO                                              INTEREST
         -----------------------------------------------------------------------------------------------------------
                  New Century Capital Portfolio                                            7,494,197.069
         -----------------------------------------------------------------------------------------------------------
                  New Century Balanced Portfolio                                           5,904,494.097
         -----------------------------------------------------------------------------------------------------------
                  New Century Aggressive Portfolio                                         697,462.543
         -----------------------------------------------------------------------------------------------------------
                  New Century International Portfolio                                      3,362,043.068
         -----------------------------------------------------------------------------------------------------------
                  New Century Alternative Strategies Portfolio                             6,024,385.903
         -----------------------------------------------------------------------------------------------------------

     Each shareholder of record on the Record Date is entitled to one full vote for each full share held and a proportionate fractional vote for each fractional share held as to each proposal on which such shareholder is entitled to vote. If you are a shareholder of more than one Portfolio, you will receive a proxy card for each such Portfolio. Shareholders must vote each proxy separately as each represents a separate proposal for one Portfolio.


     The costs of the Special Meeting, and of this solicitation, will be borne by the Trust's investment adviser, Weston Financial Group, Inc. Management Information Services, an ADP company, has been retained to solicit proxies in connection with the Special Meeting for a fee of approximately $6,000. It is anticipated that banks, brokerage houses, and other custodians may be requested to forward these materials to the beneficial owners of shares of the Portfolios to obtain authorization to execute proxies. The solicitation will be largely by mail but may include, without cost to the Portfolios, telephonic, facsimile or oral communications by regular employees of Weston Financial Group, Inc., the Trust's investment adviser.

     THE TRUST PREPARES AND MAILS TO ITS SHAREHOLDERS FINANCIAL REPORTS ON A SEMI-ANNUAL BASIS. THE TRUST WILL FURNISH TO SHAREHOLDERS UPON REQUEST, WITHOUT CHARGE, COPIES OF ITS ANNUAL REPORT TO SHAREHOLDERS, CONTAINING AUDITED
FINANCIAL STATEMENTS FOR ITS FISCAL YEAR ENDED OCTOBER 31, 2004, AND ITS SEMI-ANNUAL REPORT TO SHAREHOLDERS, CONTAINING UN-AUDITED FINANCIAL STATEMENTS FOR THE PERIOD ENDED APRIL 30, 2005. REQUESTS FOR SUCH ANNUAL OR SEMI-ANNUAL REPORTS SHOULD BE DIRECTED TO THE TRUST AT 40 WILLIAM STREET, SUITE 100, WELLESLEY, MASSACHUSETTS 02481-3902 OR BY CALLING, TOLL FREE, 888-639-0102, OR VIA THE TRUST'S WEB SITE AT WWW.NEWCENTURYPORTFOLIOS.COM.

YOUR VOTE IS IMPORTANT. PLEASE CALL (888) 639-0102 IF YOU HAVE ANY QUESTIONS ABOUT THIS PROXY STATEMENT OR THE ENCLOSED PROXY. YOU MAY VOTE BY MAIL, IN PERSON OR BY FACSIMILE AT (781) 237-1635.

                 PROPOSAL NO. 1: APPROVAL OR DISAPPROVAL OF NEW
                        INVESTMENT ADVISORY AGREEMENTS.

BACKGROUND.

     At a regular meeting of the Board of Trustees of the Trust held on September 23, 2004, representatives of Weston Financial Group, Inc. ("Weston"), the Trust's investment adviser, informed the Board that the six principal executive officers and directors of Weston who collectively owned approximately 95% of the outstanding capital stock of Weston (the "Principals"), had retained the services of an investment banking firm. The investment banking firm had been engaged to assist Weston in exploring possible strategic alliances with other financial services firms, including the possible sale of Weston. While no definitive decisions had been reached, the representatives of Weston explained that this course of action was being taken to provide a means of funding the stability and growth of the business, even in the event of any future retirement decision by any of the present Principals of the firm, and to provide for the growth of Weston's business, including the assets in the Trust, through synergies and marketing advantages.

     On March 18, 2005, representatives of Weston informed the Board of Trustees of the Trust that Weston had signed a definitive agreement with Washington Trust Bancorp, Inc. ("Washington Trust"), a publicly owned, registered bank holding company listed on NASDAQ under the symbol "WASH." Washington Trust is the holding company for The Washington Trust Company, a Rhode Island chartered bank headquartered in Westerly, Rhode Island. Pursuant to the terms of this definitive agreement, Washington Trust proposed to purchase all of the outstanding shares of capital stock of Weston and its subsidiaries, including Weston Securities Corporation, the Trust's principal underwriter (the "Transaction"). After the consummation of the Transaction, Weston would become an indirect wholly-owned subsidiary of Washington Trust and would continue to be operated under the direction of Weston's current management team. Pursuant to the terms of the Transaction, it was expected that the Principals, officers and substantially all of the employees of Weston would remain as employees and would continue to service the Trust and Weston's other investment advisory clients. The terms of the Transaction are discussed in more detail below under the section entitled "Description of the Transaction."

     If consummated, the Transaction would cause the Trust's current Investment Advisory Agreements with Weston (collectively, the "Current Advisory Agreements") to terminate automatically under the Investment Company Act of 1940, as amended (the "1940 Act").

     At regular meetings of the Board of Trustees held on April 7, 2005 and June 16, 2005, and at a special meeting of the Board of Trustees held on June 17, 2005, the Board of Trustees of the Trust reviewed the terms and conditions of the Transaction, its impact on the Trust and its shareholders, and information concerning Washington Trust. At the special meeting of the Board of Trustees held on June 17, 2005, the Board of Trustees approved, and recommended that the shareholders of each Portfolio approve, new investment advisory agreements (collectively, the "New Advisory Agreements") between the Trust and Weston. The New Advisory Agreements would take effect upon the closing of the Transaction between Weston and Washington Trust, which is currently scheduled to occur on or about August 31, 2005. The approval by the Trust's Board of Trustees on June 17th was unanimous, and therefore included a majority of those trustees who are not "interested persons" of the Trust, Weston or Washington Trust (as that term is defined in the 1940
Act), and a majority of the entire Board.

DESCRIPTION OF THE CURRENT ADVISORY AGREEMENTS.

     The following table lists the date of each Portfolio's Current Advisory Agreement and the date each such investment advisory agreement was last approved by its shareholders.

         ----------------------------------------------------------------------------------------------------------
                                                              Date of Current              Date of Approval
                    Portfolio                                Advisory Agreement            by Shareholders
         ----------------------------------------------------------------------------------------------------------

         ----------------------------------------------------------------------------------------------------------
         New Century Capital Portfolio                       November 30, 1998             October 16, 1998
         ----------------------------------------------------------------------------------------------------------
         New Century Balanced Portfolio                      November 30, 1998             October 16, 1998
         ----------------------------------------------------------------------------------------------------------
         New Century Aggressive Portfolio                    November 1, 2000              November 1, 2000*
         ----------------------------------------------------------------------------------------------------------
         New Century International Portfolio                 November 1, 2000              November 1, 2000*
         ----------------------------------------------------------------------------------------------------------
         New Century Alternative Strategies Portfolio        May 1, 2002                   November 1, 2002*
         ----------------------------------------------------------------------------------------------------------

* _____________

     These  investment   advisory   agreements  were  approved  by  the  initial
shareholder of each Portfolio.

     Each Portfolio's Current Advisory Agreement was last approved by the Board of Trustees of the Trust on September 23, 2004 when the Board, including a majority of those trustees who are not "interested persons" of the Trust or Weston (as that term is defined in the 1940 Act), approved their continuance for a 12-month period commencing November 1, 2004.

     The Current Advisory Agreements provide that Weston, subject to the supervision of the Trust's Board of Trustees, shall manage the investment operations of each Portfolio and the composition of each Portfolio's investment portfolios, including the purchase, retention and disposition thereof, in
accordance   with  each   Portfolio's   investment   objectives,   policies  and
restrictions.

     For its services to the New Century Capital, New Century Balanced, New Century Aggressive and New Century International Portfolios, Weston receives a fee, computed daily and payable monthly, at the annualized rate of 1.00% of each Portfolio's average daily net assets for the first $100 million in assets and 0.75% of the net assets exceeding that amount. For its services to the New Century Alternative Strategies Portfolio, Weston receives a fee, computed daily and payable monthly, at the annualized rate of 0.75% of the Portfolio's average daily net assets.

     Weston has contractually agreed to limit the total expenses (excluding interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of business) to an annual rate of 1.50% of the average daily net assets of each of these Portfolios. This contractual fee waiver is in place until October 31, 2005. This fee waiver may be terminated at any time after October 31, 2005. Weston is entitled to reimbursement from a Portfolio of any fees waived pursuant to these arrangements if such reimbursement does not cause the Portfolio to exceed existing expense limitations and such reimbursement is made within three years after Weston incurred the expense.

     The following table provides information on the investment advisory fees (net of fee waivers) and the amount of fees waived or reimbursed by Weston during its most recent fiscal year ended October 31, 2004.

         ----------------------------------------------------------------------------------------------------------
                                                               ADVISORY FEES            WAIVED FEES AND/OR
                  PORTFOLIO                                   (NET OF WAIVERS)         REIMBURSED EXPENSES
         ----------------------------------------------------------------------------------------------------------

         ----------------------------------------------------------------------------------------------------------
         New Century Capital Portfolio                             $1,008,218                $0
         ----------------------------------------------------------------------------------------------------------
         New Century Balanced Portfolio                            $736,199                  $0
         ----------------------------------------------------------------------------------------------------------
         New Century Aggressive Portfolio                          $0                        $64,016
         ----------------------------------------------------------------------------------------------------------
         New Century International Portfolio                       $154,016                  $48,030
         ----------------------------------------------------------------------------------------------------------
         New Century Alternative Strategies Portfolio              $328,945                  $0
         ----------------------------------------------------------------------------------------------------------

     Weston does not currently serve as an investment adviser or sub-adviser to any other registered investment company.

     Weston also serves as each Portfolio's administrator under an agreement with the Trust on behalf of each Portfolio (the "Administration Agreement"). The Administration Agreement provides that Weston will furnish the Portfolios with office space, and with any ordinary clerical and bookkeeping services not furnished by the custodian, transfer agent or distributor. As compensation for its services as an administrator, Weston receives an amount equal to the salaries and expenses of the personnel who perform the administrative duties.

     The following table provides information on the administrative fees received by Weston during its most recent fiscal year ended October 31, 2004.

     -------------------------------------------------------------------------
                                                              Administration
                 Portfolio                                         Fees
     -------------------------------------------------------------------------

     -------------------------------------------------------------------------
         New Century Capital Portfolio                             $51,052
     -------------------------------------------------------------------------
         New Century Balanced Portfolio                            $38,837
     -------------------------------------------------------------------------
         New Century Aggressive Portfolio                          $8,556
     -------------------------------------------------------------------------
         New Century International Portfolio                       $15,104
     -------------------------------------------------------------------------
         New Century Alternative Strategies Portfolio              $25,591
     -------------------------------------------------------------------------

     Pursuant to a Distribution Agreement between the Trust and Weston Securities Corporation (the "Distributor") on behalf of each Portfolio, the Distributor is the principal underwriter and exclusive agent for each
Portfolios' shares, and has the right to select selling dealers to offer the shares to investors. The Distributor is a wholly-owned subsidiary of Weston. The principal business address of the Distributor is 40 William Street, Suite 100, Wellesley, Massachusetts 02481-3902. The Portfolios each have a Distribution Plan (the "Plan") adopted pursuant to Rule 12b-1 under the 1940 Act, which allows each Portfolio to pay up to 0.25% of its average daily net assets to the Distributor for activities primarily intended to sell shares of the Portfolio. In addition, the Distributor receives sales commissions and other compensation in connection with the purchase of investment company shares by each Portfolio. The Distributor voluntarily has agreed to waive payments made by each Portfolio pursuant to the Plan in amounts equal to the sales commissions and other compensation that it receives in connection with the purchase of investment company shares by each Portfolio.

     The following table provides information on the distribution (i.e., 12b-1) fees (net of fee waivers) and the amount of fees waived or reimbursed by the Distributor during its most recent fiscal year ended October 31, 2004.

         ----------------------------------------------------------------------------------------------------------
                                                             DISTRIBUTION (I.E.,
                                                                12B-1) FEES            WAIVED DISTRIBUTION
                 PORTFOLIO                                    (NET OF WAIVERS)         (I.E., 12B-1) FEES
         ----------------------------------------------------------------------------------------------------------

         ----------------------------------------------------------------------------------------------------------
         New Century Capital Portfolio                             $185,782                  $67,584
         ----------------------------------------------------------------------------------------------------------
         New Century Balanced Portfolio                            $118,312                  $65,682
         ----------------------------------------------------------------------------------------------------------
         New Century Aggressive Portfolio                          $12,122                   $1,138
         ----------------------------------------------------------------------------------------------------------
         New Century International Portfolio                       $44,207                   $6,349
         ----------------------------------------------------------------------------------------------------------
         New Century Alternative Strategies Portfolio              $27,640                   $82,091
         ----------------------------------------------------------------------------------------------------------

     If consummated, the Transaction will cause each of the Administration Agreement and the Distribution Agreement to terminate automatically. The Plan will not be affected by the Transaction. The Board of Trustees of the Trust have approved a new distribution agreement with the Distributor and a new administration agreement with Weston, with identical terms and conditions as the current agreements. Each new agreement will be effective as of the closing date of the Transaction. No shareholder approval is necessary for these new agreements.

DESCRIPTION OF THE NEW ADVISORY AGREEMENTS.

     The terms and conditions of the New Advisory Agreements provide for the same advisory fee and are otherwise substantially the same as in the Current Advisory Agreements.

     If approved by the shareholders at this Special Meeting, the New Advisory Agreements will each remain in effect until October 31, 2006, and thereafter continue from year to year, provided that each such continuance is approved annually by either the Trust's Board of Trustees or by a vote of a majority of the outstanding voting securities of the respective Portfolio of the Trust, and in either case by the vote of a majority of the trustees who are not parties to the New Advisory Agreements or interested persons (as such term is defined in the 1940 Act) of any party to the New Advisory Agreements, voting in person at a meeting called for the purpose of voting on such approval. Each New Advisory Agreement may be terminated at any time without penalty by the Trust's Board of Trustees or by a majority vote of the outstanding shares of the Trust, or by the Weston, in each instance on not more than sixty (60) days nor less than thirty
(30) days, written notice to the other party. The New Advisory Agreements automatically terminate upon assignment.

     As with the Current Advisory Agreements, the New Advisory Agreements provide that Weston, subject to the supervision of the Trust's Board of
Trustees, shall manage the investment operations of each Portfolio and the composition of each Portfolio's investment portfolio, including the purchase, retention and disposition thereof, in accordance with each Portfolio's investment objectives, policies and restrictions.

     Each New Advisory Agreement provides that Weston shall not be liable for any error of judgment or mistake of law for any loss suffered by a Portfolio in connection with the performance of the agreement, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under the New Advisory Agreements.

     The terms and conditions of the New Advisory Agreements provide for the same advisory fees. Under the New Advisory Agreements for the New Century
Capital, New Century Balanced, New Century Aggressive and New Century International Portfolios, Weston receives a fee, computed daily and payable monthly, at the annualized rate of 1.00% of each Portfolio's average daily net assets for the first $100 million in assets and 0.75% of the net assets exceeding that amount. For its services to the New Century Alternative Strategies Portfolio, Weston receives a fee, computed daily and payable monthly, at the annualized rate of 0.75% of the Portfolio's average daily net assets.

     In addition, if the New Advisory Agreements are approved, Weston has contractually agreed to limit the total expenses (excluding interest, taxes, brokerage commissions, other expenditures capitalized in accordance with generally accepted accounting principles and other extraordinary expenses not incurred in the ordinary course of business) to an annual rate of 1.50% of the average daily net assets of each of the Portfolios. This contractual fee waiver will be in place for a period of two years after the closing date of the Transaction. This fee waiver may be terminated at any time after the two years have passed. Weston is entitled to reimbursement from a Portfolio of any fees waived pursuant to these arrangements if such reimbursement does not cause the Portfolio to exceed existing expense limitations and such reimbursement is made within three years after Weston incurred the expense. This expense limitation provision is identical to the current expense limitation agreement in place for each Portfolio.

     Copies of the New Advisory Agreements are attached to this Proxy Statement as Exhibits A-E.

     If the New Advisory Agreement for any one of the Portfolios is not approved by the shareholders of that Portfolio at this Special Meeting, the trustees of the Trust will consider what other actions are appropriate based upon the best interests of the Portfolio's shareholders.

INFORMATION ABOUT WESTON.

     Weston is a Massachusetts corporation. The offices of Weston are located at 40 William Street, Suite 100, Wellesley, MA 02481-3902. Weston is a registered investment advisory firm, founded in 1979, with current assets under management of approximately $1.2 billion.

         Currently, all of the principal executive officers and each director (or Principal) of Weston are principally occupied as directors, officers and employees of Weston, and subsequent to the Transaction are expected to be principally occupied as officers and employees of Weston. In connection with the Transaction, the Principals have entered into five-year employment agreements with Washington Trust under which they will be primarily responsible for the provision of investment management and advisory services to Weston's clients, including the Portfolios, and will report to a senior officer of Washington Trust.

         After the Transaction, all of the capital stock of Weston shall be owned by Washington Trust. Washington Trust's principal offices are located at 23 Broad Street, Westerly, Rhode Island 02891.

     The name and address and principal occupation of the principal executive officers and each director of Weston are as follows:

--------------------------------------------------------------------------------------------------------------------
                   Name and Address                                          Principal Occupation
--------------------------------------------------------------------------------------------------------------------
I. Richard Horowitz                                          President of Weston; President and General Securities
40 William Street, Suite 100                                 Principal of the Distributor.
Wellesley, MA  02481-3902.
--------------------------------------------------------------------------------------------------------------------
Douglas A. Biggar                                            Vice - President and Clerk of Weston; Clerk, Treasurer
40 William Street, Suite 100                                 and General Securities Principal of the Distributor.
Wellesley, MA  02481-3902.
--------------------------------------------------------------------------------------------------------------------
Joseph Robbat, Jr.                                           Vice - President and Treasurer of Weston; Vice -
40 William Street, Suite 100                                 President and General Securities Principal of the
Wellesley, MA  02481-3902.                                   Distributor.
--------------------------------------------------------------------------------------------------------------------
Wayne M. Grzecki                                             Vice - President and Senior Counselor of Weston; Vice -
40 William Street, Suite 100                                 President and General Securities Principal of the
Wellesley, MA  02481-3902.                                   Distributor.
--------------------------------------------------------------------------------------------------------------------
Robert I. Stock                                              Vice - President and Senior Counselor of Weston; Vice -
40 William Street, Suite 100                                 President and General Securities Principal of the
Wellesley, MA  02481-3902.                                   Distributor.
--------------------------------------------------------------------------------------------------------------------
Ronald A. Sugameli                                           Vice - President and Senior Counselor of Weston; Vice -
40 William Street, Suite 100                                 President and General Securities Principal of the
Wellesley, MA  02481-3902.                                   Distributor.
--------------------------------------------------------------------------------------------------------------------
Nicole M. Tremblay                                           Chief Compliance Officer of Weston; Chief Compliance
40 William Street, Suite 100                                 Officer and General Securities Principal of the
Wellesley, MA  02481-3902.                                   Distributor.
--------------------------------------------------------------------------------------------------------------------

It has not yet been determined who will serve as the principal executive officers and directors of Weston after the Transaction. It is currently anticipated that there will be changes in the principal executive officers and directors of Weston in connection with the consummation of the Transaction and as part of Weston's integration into the Washington Trust organization; any such changes are not expected to materially affect the services Weston provides the Trust.

     Messrs. Biggar and Robbat, trustees of the Trust, are currently principal officers and directors (or Principals) of Weston, and each will be party to an employment agreement with Weston providing for his services as an employee of Weston for a period of at least five years from the closing date of the Transaction. The 1940 Act permits an investment adviser to an investment company to be sold at a profit if, among other conditions, for three years thereafter at least 75% of the trustees of the investment company are not "interested persons" (as that term is defined in the 1940 Act) of the outgoing or incoming investment adviser. In order to assure compliance with one of the provisions of the agreement between Weston and Washington Trust with respect to the Transaction, as discussed in more detail below under the heading "Description of the Transaction," Mr. Robbat, a trustee of the Trust who is such an

"interested person," has submitted his resignation as a trustee of the Trust effective upon the consummation of the Transaction.

     The name of each officer or trustee of the Trust who is also an officer, employee, director or shareholder of Weston, and a description of any interest in Weston, is as follows:

        -------------------------------------------------------------------------------------------------------------------
                                                                                                   PERCENTAGE OF
                                                POSITION WITH WESTON      POSITION WITH THE         OWNERSHIP OF
                    NAME                                                     TRUST                   WESTON1
        -------------------------------------------------------------------------------------------------------------------

         Douglas A. Biggar                       Principal, Vice          Chairman of the
                                                 President and            Board                       16.67%
                                                 Clerk
        -------------------------------------------------------------------------------------------------------------------
         Joseph Robbat, Jr.                      Principal, Vice          Trustee
                                                 President and                                        16.67%
                                                 Treasurer
        -------------------------------------------------------------------------------------------------------------------
         Wayne M. Grzecki                        Principal, Vice          President and               16.67%
                                                 President and            Chief Executive
                                                 Senior Counselor         Officer
        -------------------------------------------------------------------------------------------------------------------
         Ronald A. Sugameli                      Principal, Vice          Vice-President
                                                 President and Senior                                 16.67%
                                                 Counselor
        -------------------------------------------------------------------------------------------------------------------
         Nicole M. Tremblay                      Chief Compliance         Secretary,
                                                 Officer                  Treasurer, Chief                0%
                                                                          Financial Officer and
                                                                          Chief Compliance Officer
        -------------------------------------------------------------------------------------------------------------------
         Susan K. Arnold                         Senior Financial         Assistant Treasurer
                                                 Counselor                                                0%
        -------------------------------------------------------------------------------------------------------------------
         Clara Prokup                            Director of Investment   Assistant Secretary
                                                 Operations                                               0%
        -------------------------------------------------------------------------------------------------------------------

_______________________________

1. This list represents the percentage of ownership in Weston by each officer, employee, director or shareholder of Weston prior to the Transaction. After the Transaction, the list of persons is expected to remain the same; however, Weston shall be 100% owned by Washington Trust.

DESCRIPTION OF THE TRANSACTION.

     On March 18, 2005, Washington Trust entered into a stock purchase agreement (the "Purchase Agreement") under which it agreed to buy all of the outstanding capital stock of Weston from its existing shareholders, including the six Principals (who collectively own approximately 95% of Weston). Although the Transaction will transfer legal ownership of Weston to Washington Trust, its terms do not contemplate changing Weston's existing internal management structure or the manner in which Weston currently conducts its investment management and advisory businesses, except with respect to Weston's real estate investment business (as discussed below). To further the parties' mutual goal of continuity in Weston's ongoing advisory operations, the Principals have entered into five-year employment agreements with Washington Trust under which they will be primarily responsible for the provision of investment management and advisory services to Weston's clients, including the Portfolios, and will report to a senior officer of Washington Trust.

     The initial purchase price for the Transaction is $20,000,000 in cash, subject to the possibility of a downward adjustment at the closing if there are any material client losses by Weston between the signing and the closing of the Purchase Agreement. In addition to the payment at the closing, Washington Trust has agreed to make future cash payments over three years to Weston's shareholders pro-rata to their current ownership interests that will range from a guaranteed minimum of $2,000,000 each year to a maximum of $24,460,000 in the aggregate over the three-year period, depending on the operating results of the Weston businesses acquired in the Transaction during fiscal years 2006, 2007 and 2008. Washington Trust has also agreed to maintain during the first five years following the closing an annual bonus pool equal to 20% of the net pre-tax operating income of the acquired Weston businesses. With ultimate oversight by Washington Trust, the Principals will have the discretion to allocate the bonus pool each year among key Weston personnel, including themselves.

     Under the terms of the Purchase Agreement, Weston must make a pre-closing distribution of all its ownerships interests in various corporations and partnerships through which it has historically conducted a real estate investment business, in essence divesting itself of this non-core, currently inactive segment of its operations. The three Principals who own The Park Insurance Agency, Inc. ("Park"), which offers insurance and annuity products and services that are complementary to Weston's investment management and advisory businesses, will contribute all of their shares in Park to Weston prior to the closing so that Park will be a wholly-owned subsidiary of Weston as of the closing and therefore be included in the Transaction.

     Washington Trust and Weston currently expect to close the Transaction on or about August 31, 2005, depending on when various regulatory, financial and other closing conditions are satisfied, including the receipt of the necessary approvals from the trustees and each Portfolio's shareholders. If any
Portfolio's shareholders do not approve their Portfolio's New Advisory Agreement, Washington Trust has no obligation to close the Transaction. Shortly following the closing, Washington Trust plans to carry out a simple internal reorganization to comply with bank-regulatory requirements. Upon completion of the internal reorganization, Weston will become a wholly-owned subsidiary of The Washington Trust Company, a Rhode Island chartered trust company and a
wholly-owned   subsidiary  of   Washington   Trust,   while

Weston Securities Corporation, Weston's wholly-owned broker-dealer subsidiary and the Trust's principal underwriter, will remain wholly-owned by Washington Trust. In anticipation of the Transaction, Washington Trust has elected to be treated as a financial holding company under the Bank Holding Company Act of 1956, as amended.

     In accordance with Section 15(f) of the 1940 Act: (i) for a period of three years after the closing date of the Transaction, Washington Trust shall not cause, and shall use all commercially reasonable efforts not to permit, any "interested person" (as that term is defined in the 1940 Act) of Washington Trust or Weston to become, or to continue as, a member of the Board of Trustees, unless, taking into account that interested person, at least 75% of the members of the Board of Trustees are not "interested persons" of Washington Trust or Weston; and (ii) Washington Trust shall not engage in or cause, and shall use all commercially reasonable efforts to prevent any person directly or indirectly controlling, controlled by, or under common control with Washington Trust from engaging in or causing, any act, practice or arrangement that, as a result of the transactions contemplated by this Agreement or any express or implied terms, conditions or understandings applicable thereto, imposes an unfair burden (as that term is used in the 1940 Act) on any of the Portfolios within the meaning of Section 15(f) of the 1940 Act.

     The Current Advisory Agreements with the Trust will terminate upon consummation of the Transaction, and are not being assigned to Washington Trust. To ensure continuity of operations and quality of service after the Transaction, Weston intends to employ substantially all of the employees it currently employs and intends to initially occupy the same offices that it currently occupies. The Transaction is expected to occur on or about August 31, 2005. Should the Transaction not be consummated, the Current Advisory Agreements with Weston will not terminate, and Weston will continue to serve as the investment adviser to the Trust pursuant to the terms of the Current Advisory Agreements.

TRUSTEE'S CONSIDERATIONS AND RECOMMENDATIONS.

     At regular meetings of the Board of Trustees held on April 7, 2005 and June 16, 2005, the Board of Trustees reviewed information concerning Washington Trust and the Transaction. During this period, the Board of Trustees requested extensive information about the parties and the Transaction from Weston and from Washington Trust, including financial information and business plans of the parties. On June 16, 2005, the trustees who are not "interested persons" of the Trust or its affiliated persons (as that term is defined in the 1940 Act) met separately with outside counsel and reviewed the information. These independent trustees discussed with counsel the fiduciary duty of the trustees with respect to the consideration of these issues. On June 17, 2005, the Board of Trustees held a special meeting in the principal offices of Washington Trust. At that special meeting, the Board of Trustees met with the Chief Executive Officer, the Chief Operating Officer, and the Chief Financial Officer of Washington Trust. These officers discussed with the trustees the intentions of Washington Trust with respect to the stability and growth of Weston following the Transaction, and the independence and continued operations of Weston.

     After the discussions with the officers of Washington Trust at the special meeting held on June 17, 2005, the trustees met separately to discuss the extensive information that had been obtained by the Trust regarding the Transaction and the parties. After discussions described in more detail below, the New Advisory Agreements were approved by the Trust's Board of Trustees, including a majority of the trustees who are not "interested persons" of the Trust, Washington Trust or Weston (as that term is defined in the 1940 Act). Such approval was granted after consideration and review of the Transaction and other material information that the Board of Trustees deemed relevant. All five trustees voted in favor of approving the New Advisory Agreements and recommending approval of the agreements by the shareholders of the Portfolios.

     During their deliberations, the trustees considered the structure and organization of Weston, both prior to and after the Transaction. They considered that Weston's key personnel, including but not limited to Messrs. Biggar, Robbat, Grzecki and Sugameli, would continue to be employed by Weston after the Transaction. The trustees also noted that Weston intends to employ substantially all of its current personnel, including the portfolio managers, Messrs. Grzecki and Sugameli, and the personnel at Weston who currently service the Trust and its Portfolios. The trustees reviewed information concerning Washington Trust, including public information available about Washington Trust, other information supplied by Washington Trust, meetings with key people at Washington Trust who would be involved with Weston after the Transaction, the good reputation of the bank in the community, and due diligence conducted on-site at Washington Trust's principal offices in Rhode Island.

     The trustees considered the terms and conditions of each New Advisory Agreement, noting that the terms and conditions were the same as in the Current Advisory Agreements, including the provision for fees. The trustees also considered the quality and scope of the investment advisory services that have been provided to the Portfolios in the past by Weston, and which are expected to continue to be provided after the Transaction by substantially the same personnel. The Board considered other factors, such as the unique aspects of Weston's operations, the fees paid by each Portfolio and in relation to similar funds within the industry, the expense limitation agreements with respect to the Portfolios, information concerning Weston's code of ethics and compliance procedures, and information concerning the performance of each Portfolio. The trustees noted that the Portfolios had been performing competitively in the industry and were pleased with their results. In addition, the trustees stated that the fees and expenses of the Portfolios were deemed to be fair and reasonable based on the information provided at the meeting with respect to other funds in the industry. The trustees noted that Weston has committed to continue the current expense limitation agreements for at least an additional year after the Transaction. The trustees noted with favor Weston's commitment to compliance.

     The trustees also reviewed and discussed other aspects of Weston, such as the profitability of the investment adviser, and the historical relationship between the Trust and Weston, including the benefits each party received from such long-term relationship. The trustees noted the fact that Weston and its affiliates received other compensation from the relationship such as fees as administrator and fees under a distribution (12b-1) plan. The trustees also noted that two of the current trustees, Messrs. Biggar and Robbat, were affiliates of Weston (and the Distributor) and would benefit by the investment advisory, administration and distribution agreements, as well as the Transaction.

     It was noted that during the Board's consideration of the factors listed above, different trustees gave different weight to different items. In general, the trustees considered it to be significant that the proposed investment advisory arrangements would assure a continuity of relationships to service the Portfolios because of Weston's familiarity with each Portfolio, its investment objectives and policies, its portfolio composition, and the Trust's policies regarding matters such as compliance issues, the Trust's code of ethics, brokerage allocation, record-keeping systems, and other operational issues. The Board specifically noted the long-standing and cooperative working relationship between Weston and the Trust. In reviewing information about Washington Trust and the Transaction, the trustees considered it significant that the Transaction could result in increased marketing and distribution opportunities for the Trust as it gained access to Washington Trust's network of clients and distribution channels.

     Most significantly, the Board of Trustees focused on the commitment by the officers of Washington Trust to the continuity of the values and relationships that have been present in Weston during the course of its relationship with the Trust. The five trustees concluded that the continued operation of Weston under the Washington Trust umbrella, particularly with the additional resources that might be available to the combined entity, would provide consistency and continuity to the Trust and its shareholders, would offer opportunities for growth that could benefit shareholders, and that Trust would benefit from the joining of the two parties to the Transaction.

THE BOARD OF TRUSTEES OF THE TRUST UNANIMOUSLY RECOMMEND THAT THE SHAREHOLDERS OF EACH PORTFOLIO APPROVE THE NEW INVESTMENT ADVISORY AGREEMENT.

                                  OTHER MATTERS

     No business other than as set forth herein is expected to come before the Special Meeting, but should any other matter requiring a vote of shareholders properly arise, including any question as to an adjournment of the Special Meeting, the persons names in the enclosed proxy will vote thereon according to their best judgment and in the interests of the Trust.

          VOTES REQUIRED FOR APPROVAL OF MATTERS AT THE
                                SPECIAL MEETING

     A quorum for the transaction of business at the Special Meeting is constituted by the presence in person or by proxy of holders of a majority of the outstanding shares of each Portfolio, but any lesser amount shall be sufficient for any adjournments. If a proxy is properly executed and returned accompanied by instructions to withhold authority, or is marked with an abstention, the shares represented thereby will be considered to be present at the Special Meeting for purposes of determining the existence of a quorum.

     Approval of each investment advisory agreement requires the affirmative vote of a "majority of the outstanding voting securities" of a Portfolio. The term "majority of the outstanding voting securities" means the vote of the lesser of: (i) 67% of the shares of a Portfolio present at the Special Meeting if the holders of more than 50% of the outstanding shares are present in person or by proxy; or (ii) more than 50% of the outstanding shares of such Portfolio.

     Abstentions do not constitute a vote "for" or "against" a matter. Broker "non-votes" (i.e., proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which the brokers or nominees do not have discretionary power) will be deemed to be abstentions. Since the approval of the proposal requires an affirmative vote as described above, abstentions and brokers "non-votes" will have the same effect as casting a vote against the proposal.

                             ADDITIONAL INFORMATION

OTHER SERVICE PROVIDERS.

     The Trust's administrator is Weston Financial Group, Inc., and its principal underwriter is Weston Securities Corporation, each of which is located at 40 William Street, Suite 100, Wellesley, Massachusetts 02481-3902.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS.

     The following table provides certain information as of the Record Date for the Special Meeting with respect to those persons known to the Trust to be the beneficial owners of more than 5% of the outstanding shares of any Portfolio:

NEW CENTURY CAPITAL PORTFOLIO

         ----------------------------------------------------------------------------------------------------------
                                                               NUMBER OF SHARES
                    NAMES AND ADDRESSES                       BENEFICIALLY OWNED                PERCENT OF FUND
         ----------------------------------------------------------------------------------------------------------
         Dean K. Webster
         3959 San Rocca, Unit 622                                 447,332.302                        5.96%
         Punta Gorda, FL  33950
         ----------------------------------------------------------------------------------------------------------

NEW CENTURY AGGRESSIVE PORTFOLIO

         ----------------------------------------------------------------------------------------------------------
                                                               NUMBER OF SHARES
                    NAMES AND ADDRESSES                       BENEFICIALLY OWNED                PERCENT OF FUND
         ----------------------------------------------------------------------------------------------------------
         Frederick W. Roberts
         1669 Sturbridge Drive                                     58,313.121                        8.36%
         Sewickley, PA  15143
         ----------------------------------------------------------------------------------------------------------
         James P. Bezreh
         315 Harris Avenue                                          44,658.68                        6.40%
         Needham, MA  02492
         ----------------------------------------------------------------------------------------------------------
         Vincent F. Rago
         17410 Taylor Lane                                         41,948.870                        6.01%
         Occidental, CA  95465
         ----------------------------------------------------------------------------------------------------------

SECURITY OWNERSHIP OF MANAGEMENT.

     The following table provides certain information as of the Record Date for the Special Meeting with respect to the beneficial ownership of each Portfolio's shares by (1) each trustee and (2) all trustees and officers as a group:

         ----------------------------------------------------------------------------------------------------------
                                                 NAME OF                   NUMBER OF SHARES          PERCENT OF
                      NAME                     PORTFOLIO(S)               BENEFICIALLY OWNED         PORTFOLIO
         ----------------------------------------------------------------------------------------------------------
         DOUGLAS A. BIGGAR
         ----------------------------------------------------------------------------------------------------------

                                          New Century Capital                   45,191.747                  *
                                          Portfolio
         ----------------------------------------------------------------------------------------------------------
                                          New Century                          40,352.617                   *
                                          Balanced Portfolio
         ----------------------------------------------------------------------------------------------------------
                                          New Century                           7,683.557                   *
                                          Aggressive Portfolio
         ----------------------------------------------------------------------------------------------------------
                                          New Century                           0                           *
                                          International
                                          Portfolio
         ----------------------------------------------------------------------------------------------------------

         ----------------------------------------------------------------------------------------------------------



                                                                 15

         ----------------------------------------------------------------------------------------------------------
                                                 NAME OF                   NUMBER OF SHARES          PERCENT OF
                      NAME                     PORTFOLIO(S)               BENEFICIALLY OWNED         PORTFOLIO
         ----------------------------------------------------------------------------------------------------------
                                          New Century                           8,009.609                   *
                                          Alternative Strategies
                                          Portfolio
         ----------------------------------------------------------------------------------------------------------
         JOSEPH ROBBAT, JR.
         ----------------------------------------------------------------------------------------------------------
                                          New Century Capital                   60,179.616                  *
                                          Portfolio
         ----------------------------------------------------------------------------------------------------------
                                          New Century                           13,595.962                  *
                                          Balanced  Portfolio
         ----------------------------------------------------------------------------------------------------------
                                          New Century                           7,748.919                   *
                                          Aggressive  Portfolio
         ----------------------------------------------------------------------------------------------------------
                                          New Century                           8,250.572                   *
                                          International
                                          Portfolio
         ----------------------------------------------------------------------------------------------------------
                                          New Century                           2,428.282                   *
                                          Alternative Strategies
                                          Portfolio
         ----------------------------------------------------------------------------------------------------------
         STANLEY H. COOPER
         ----------------------------------------------------------------------------------------------------------
                                          New Century Capital                    8,702.391                  *
                                          Portfolio
         ----------------------------------------------------------------------------------------------------------
                                          New Century                            0                          *
                                          Balanced Portfolio
         ----------------------------------------------------------------------------------------------------------
                                          New Century                            0                          *
                                          Aggressive Portfolio
         ----------------------------------------------------------------------------------------------------------
                                          New Century                            0                          *
                                          International
                                          Portfolio
         ----------------------------------------------------------------------------------------------------------
                                          New Century                            509.384                    *
                                          Alternative Strategies
                                          Portfolio
         ----------------------------------------------------------------------------------------------------------
         ROGER EASTMAN
         ----------------------------------------------------------------------------------------------------------
                                          New Century Capital                    0                          *
                                          Portfolio
         ----------------------------------------------------------------------------------------------------------
                                          New Century                            0                          *
                                          Balanced Portfolio
         ----------------------------------------------------------------------------------------------------------
                                          New Century                            0                          *
                                          Aggressive Portfolio
         ----------------------------------------------------------------------------------------------------------
                                          New Century                            0                          *
                                          International
                                          Portfolio
         ----------------------------------------------------------------------------------------------------------
                                          New Century                            0                          *
                                          Alternative Strategies
                                          Portfolio
         ----------------------------------------------------------------------------------------------------------

         ----------------------------------------------------------------------------------------------------------



                                                               16

         ----------------------------------------------------------------------------------------------------------
                                                 NAME OF                   NUMBER OF SHARES          PERCENT OF
                      NAME                     PORTFOLIO(S)               BENEFICIALLY OWNED         PORTFOLIO
         ----------------------------------------------------------------------------------------------------------
         MICHAEL A. DIORIO
         ----------------------------------------------------------------------------------------------------------
                                          New Century Capital                    0                          *
                                          Portfolio
         ----------------------------------------------------------------------------------------------------------
                                          New Century                            0                          *
                                          Balanced  Portfolio
         ----------------------------------------------------------------------------------------------------------
                                          New Century                            0                          *
                                          Aggressive Portfolio
         ----------------------------------------------------------------------------------------------------------
                                          New Century                            0                          *
                                          International
                                          Portfolio
         ----------------------------------------------------------------------------------------------------------
                                          New Century                            0                          *
                                          Alternative Strategies
                                          Portfolio
         ----------------------------------------------------------------------------------------------------------
         WAYNE M. GRZECKI
         ----------------------------------------------------------------------------------------------------------
                                          New Century Capital                   27,618.508                  *
                                          Portfolio
         ----------------------------------------------------------------------------------------------------------
                                          New Century                           8,002.099                   *
                                          Balanced  Portfolio
         ----------------------------------------------------------------------------------------------------------
                                          New Century                           17,606.306                  *
                                          Aggressive Portfolio
         ----------------------------------------------------------------------------------------------------------
                                          New Century                           16,505.928                  *
                                          International
                                          Portfolio
         ----------------------------------------------------------------------------------------------------------
                                          New Century                            3,925.761                  *
                                          Alternative Strategies
                                          Portfolio
         ----------------------------------------------------------------------------------------------------------
         RONALD A. SUGAMELI
         ----------------------------------------------------------------------------------------------------------
                                          New Century Capital                   43,492.592                  *
                                          Portfolio
         ----------------------------------------------------------------------------------------------------------
                                          New Century                           4,110.652                   *
                                          Balanced Portfolio
         ----------------------------------------------------------------------------------------------------------
                                          New Century                           0.744                       *
                                          Aggressive Portfolio
         ----------------------------------------------------------------------------------------------------------
                                          New Century                           2,984.626                   *
                                          International
                                          Portfolio
         ----------------------------------------------------------------------------------------------------------
                                          New Century                           13,151.896                  *
                                          Alternative Strategies
                                          Portfolio
         ----------------------------------------------------------------------------------------------------------
         NICOLE M. TREMBLAY
         ----------------------------------------------------------------------------------------------------------
                                          New Century Capital                   334.789                     *
                                          Portfolio
         ----------------------------------------------------------------------------------------------------------







                                                                   17

         ----------------------------------------------------------------------------------------------------------
                                                 NAME OF                   NUMBER OF SHARES          PERCENT OF
                      NAME                     PORTFOLIO(S)               BENEFICIALLY OWNED         PORTFOLIO
         ----------------------------------------------------------------------------------------------------------
                                          New Century                           922.920                     *
                                          Balanced Portfolio
         ----------------------------------------------------------------------------------------------------------
                                          New Century                           394.117                     *
                                          Aggressive Portfolio

         ----------------------------------------------------------------------------------------------------------
                                          New Century                           787.895                     *
                                          International
                                          Portfolio
         ----------------------------------------------------------------------------------------------------------
                                          New Century                           552.408                     *
                                          Alternative Strategies
                                          Portfolio
         ----------------------------------------------------------------------------------------------------------
         ALL TRUSTEES AND
         EXECUTIVE OFFICERS AS A
         GROUP
         ----------------------------------------------------------------------------------------------------------
                                          New Century Capital                   185,519.643                 *
                                          Portfolio
         ----------------------------------------------------------------------------------------------------------
                                          New Century                           66,984.250                  *
                                          Balanced Portfolio
         ----------------------------------------------------------------------------------------------------------
                                          New Century                           33,433.643                  *
                                          Aggressive Portfolio
         ----------------------------------------------------------------------------------------------------------
                                          New Century                           28,529.021                  *
                                          International
                                          Portfolio
         ----------------------------------------------------------------------------------------------------------
                                          New Century                           28,577.340                  *
                                          Alternative Strategies
                                          Portfolio
         ----------------------------------------------------------------------------------------------------------

         __________________________

         * Less than 1%


                              SHAREHOLDER PROPOSALS

     The Trust does not hold annual or regular meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent meeting of the shareholders of the Trust should send their written proposals to the Secretary of the Trust, 40 William Street, Suite 100, Wellesley, Massachusetts 02481-3902.



Dated:     July 8, 2005

                                                                       EXHIBIT A
                                                                       ---------


                          INVESTMENT ADVISORY AGREEMENT


                             NEW CENTURY PORTFOLIOS

                          NEW CENTURY CAPITAL PORTFOLIO


     INVESTMENT ADVISORY AGREEMENT made this 31st day of August, 2005 by and between New Century Portfolios, a Massachusetts business trust (the "Trust") on behalf of the New Century Capital Portfolio (the "Fund") and Weston Financial Group, Inc., a Massachusetts corporation (the "Advisor").

                                   BACKGROUND
                                   ----------

     The Fund, a series of the Trust, is organized and operated as an open-end diversified management investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust desires to retain the Advisor to render investment advisory services to the Fund, and the Advisor is willing to render such services on the terms and conditions hereinafter set forth.

     NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

     1. The Trust hereby appoints the Advisor to act as investment advisor to the Fund for the period and on the terms set forth in this Agreement. The Advisor accepts such appointment and agrees to render the services herein described, for the compensation herein provided.

     2. Subject to the supervision of the Board of Trustees of the Trust, the Advisor shall manage the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention and disposition thereof, in accordance with the Fund's investment objectives, policies and restrictions as stated in and limited by the statements contained in the various documents filed with the U.S. Securities and Exchange Commission (the "Commission") as such documents may from time to time be amended and subject to the following understandings:

     (a) The Advisor shall provide supervision of the Fund's investments and determine from time to time what investments or securities, including futures contracts, will be purchased, retained, sold or loaned by the Fund, and what portion of the assets will be invested, hedged, or held uninvested as cash.

     (b) The Advisor shall use its best judgment in the performance of its duties under this Agreement.

     (c) The Advisor, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Trust's Declaration of Trust and Bylaws, and the Prospectus of the Fund and with the instructions and directions of the Board of Trustees of the Trust, and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations.

     (d) The Advisor shall determine the securities to be purchased or sold by the Fund and will place orders pursuant to its determination with or through such persons, brokers or dealers in conformity with the policy with respect to brokerage as set forth in the Trust's Registration Statement and Prospectus of the Fund or as the Board of Trustees may direct from time to time. In providing the Fund with investment supervision, it is recognized that the Advisor will give primary consideration to securing most favorable price and efficient execution. Consistent with this policy, the Advisor may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which other clients of the Advisor may be a party. It is understood that neither the Fund nor the Advisor has adopted a formula for allocation of the Fund's investment transaction business. It is also understood that it is desirable for the Fund that the Advisor have access to supplemental investment and market research and security and economic analysis provided by brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Advisor is authorized to place orders for the purchase and sale of securities for the Fund with such brokers, subject to review by the Trust's Board of Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Advisor in connection with its services to other clients.

     On occasions when the Advisor deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients, the Advisor, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Advisor in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

     (e) The Advisor shall maintain all books and records with respect to the Fund's securities transactions required by subparagraphs (b)(5), (6) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act and shall render to the Trust's Board of Trustees such periodic and special reports as the Board may reasonably request.

     (f) The Advisor shall provide the Fund's custodian and the Fund on each business day with information relating to all transactions concerning the Fund's assets.

     (g) The investment management services provided by the Advisor hereunder are not to be deemed exclusive, and the Advisor shall be free to render similar services to others. While information and recommendations supplied to the Fund shall, in the Advisor's judgment, be appropriate under the circumstances and in light of investment objectives and policies of the

Fund, they may be different from the information and recommendations supplied to other investment companies and customers. The Fund shall be entitled to equitable treatment under the circumstances in receiving information, recommendations and any other services, but the Fund shall not be entitled to receive preferential treatment as compared with the treatment given to any other investment company or customer.

     (h) The Advisor shall perform such other services as are reasonably incidental to the foregoing duties.

     3. The Fund has delivered to the Advisor copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

     (a) The Declaration of Trust of the Trust, and any amendments thereto filed with the Secretary of the Commonwealth of Massachusetts (herein called the "Declaration of Trust");

     (b) The Bylaws of the Trust (such Bylaws, as in effect on the date hereof and as amended from time to time, are herein called the "Bylaws");

     (c) Certified resolutions of the Board of Trustees of the Trust authorizing the appointment of the Advisor and approving the form of this Agreement;

     (d) Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A (the "Registration Statement"), as filed with the Commission relating to the Fund and shares of beneficial interest in the Fund and all amendments thereto;

     (e) Notification of Registration of the Trust under the 1940 Act on Form N-8A as filed with the Commission and all amendments thereto; and

     (f) The Prospectus of the Fund (such Prospectus, as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus").

     (g) Any other documents filed with the Commission. The Advisor shall have no responsibility or liability for the accuracy or completeness of the Trust's Registration Statement under the 1940 Act or the Securities Act of 1933 except for information supplied by the Advisor for inclusion therein. On behalf of the Fund, the Trust agrees to indemnify the Advisor to the full extent permitted by the Trust's governing instruments.

     4. The Advisor shall authorize and permit any of its directors, officers and employees who may be elected as trustees or officers of the Trust to serve in the capacities in which they are elected. Services to be furnished by the Advisor under this Agreement may be furnished through the medium of any of such directors, officers or employees.

     5. The Advisor agrees that no officer or director of the Advisor, or of any affiliate of the Advisor, will deal for or on behalf of the Fund with himself as principal or agent, or with any corporation, partnership or other person in which he may have a financial interest, except that this shall not prohibit:

     (a) Officers and directors of the Advisor or of any affiliate of the Advisor, from having a financial interest in the Fund, in the Advisor or in any affiliate of the Advisor.

     (b) Officers and directors of the Advisor, or of any affiliate of the Advisor, from providing services to the Fund of a type usually and customarily provided to an investment company, pursuant to a written agreement approved by the Board of Trustees of the Trust, including a majority of the disinterested trustees of the Trust (as defined in the 1940 Act).

     (c) The purchase of securities for the Fund, or the sale of securities owned by the Fund, through a security broker or dealer, one or more of whose partners, officers or directors is an officer or a director of the Advisor, provided such transactions are handled in the capacity of broker only and provided commissions charged do not exceed customary brokerage charges for such services.

     6. If any occasion should arise in which the Advisor or any of its officers or directors advises persons concerning the shares of the Fund, the Advisor or such officer or director will act solely on its, her or his own behalf and not in any way on behalf of the Fund.

     7. The Advisor agrees that, except as herein otherwise expressly provided, neither it nor any of its officers or directors shall at any time during the period of this Agreement make, accept or receive, directly or indirectly, any fees, profits or emoluments of any character in connection with the purchase or sale of securities (except securities issued by the Fund) or other assets by or for the Fund.

     8. The Advisor shall keep the Fund's books and records required to be maintained by it pursuant to paragraph 2 hereof. The Advisor agrees that all records which it maintains for the Fund are the property of the Trust and it will surrender promptly to the Trust any of such records upon the Trust's request. The Advisor further agrees to preserve for the periods prescribed by the Commission pursuant to Rule 31a-2 of the 1940 Act any such records as are required to be maintained by the Advisor pursuant to paragraph 2 hereof.

     9. During the term of this Agreement, the Advisor will pay (i) the salaries and expenses of all its personnel, and (ii) all expenses incurred by it in the ordinary course of performing its duties hereunder, but not expenses assumed by the Administrator of the Fund or the Fund pursuant to the Administration Agreement. All costs and expenses not expressly assumed by the Advisor under this Agreement shall be paid by the Administrator or the Fund, including but not limited to:

     (i) interest and taxes, including but not limited to all issue or transfer taxes chargeable to the Fund in connection with its securities transactions;

     (ii) brokerage commissions;

     (iii) insurance premiums;

     (iv) compensation and expenses of the Board of Trustees of the Trust;

     (v) legal and audit expenses;

     (vi) fees and expenses of the Fund's Administrator, custodian, distributor, transfer agent and accounting services agent;

     (vii) expenses incident to the issuance of shares, including issuance on the payment of, or reinvestment of, dividends;

     (viii) fees and expenses incident to the registration under Federal or state securities laws of the Fund or its shares;

     (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Fund;

     (x) all other expenses incidental to holding meetings of the Trust's trustees and the Fund's shareholders and all allocable communications expenses with respect to investor services and to preparing, printing, and mailing prospectuses and reports to shareholders in the amount necessary for distribution to the shareholders;

     (xi) dues or assessments of or contributions to any trade association of which the Fund is a member;

     (xii) such nonrecurring expenses as may arise, including litigation affecting the Fund and the legal obligations which the Trust may have to indemnify its officers and trustees with respect thereto;

     (xiii) all expenses which the Trust agrees to bear in any distribution agreement or in any plan adopted by the Trust on behalf of the Fund pursuant to Rule 12b-1 under the 1940 Act; and

     (xiv) all corporate fees payable by the Fund to federal, state or other governmental agencies.

     10. For the services provided and the expenses assumed pursuant to this Agreement, the Trust will pay to the Advisor as full compensation therefor a fee at an annualized rate of 1.00% of the Fund's average daily net assets and 0.75% of the assets exceeding that amount. This fee will be computed daily as of the close of business and will be paid to the Advisor monthly within ten (10) business days after the last day of each month and such advisory fee shall be adjusted, if necessary, at the time of the payment due in the last month in the fiscal year of the Fund. The Advisory Fee shall be pro-rated for any fraction of a month at the commencement or termination of this Agreement.

     11. The Advisor shall give the Fund the benefit of its best judgment and effort in rendering service hereunder, but the Advisor shall not be liable for any loss sustained by reason of the purchase, sale or retention of any securities or hedging instrument, whether or not such purchase, sale or retention shall have been based upon its own investigation or upon investigation and research made by any other individual, firm or corporation. The Advisor shall not be liable for any error of judgment or mistake of law for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in
Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person employed by the Advisor, who may be or become an employee of and paid by any other entity affiliated with the Fund, such as the administrator, distributor, or custodian to the Fund, shall be deemed, when acting within the scope of his employment by such other affiliated entity, to be acting in such employment solely for such other affiliated entity and not as the Advisor's employee or agent.

     12. This Agreement shall continue in effect until October 31, 2006, and thereafter continue from year to year, only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Advisor at any time, without the payment of any penalty, on not more than sixty (60) days' nor less than thirty
(30) days, written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

     13. Nothing in this Agreement shall limit or restrict the right of any of the Advisor's directors, officers, or employees who may also be a trustee, officer or employee of the Fund to engage in any other business or to devote his time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Advisor's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association. Nothing in this Agreement shall prevent the Advisor or any affiliated person (as defined in the 1940 Act) of the Advisor from acting as investment advisor and/or principal underwriter for any other person, firm or corporation and shall not in any way limit or restrict the Advisor or any such affiliated person from buying, selling, or trading any securities or hedging instruments for its or their own accounts or for the account of others for whom it or they may be acting, provided, however, that the Advisor expressly represents that it will undertake no activities which, in its judgment, will adversely affect the performance of it obligations to the Fund under the Agreement.

     14. Neither this Agreement nor any transaction made pursuant hereto shall be invalidated or in any way affected by the fact that trustees, officers, agents and/or shareholders of the Fund are or may be interested in the Advisor, or any successor or assignee thereof, as directors, officers, shareholders or otherwise; that directors, officers, shareholders or agents of the Advisor are or may be interested in the Fund as trustees, officers, shareholders or otherwise; or that the Advisor or any successor or assignee, is or may be interested in the Fund as shareholders or otherwise; provided, however, that neither the Advisor nor any officer or director of the Advisor or of the Trust shall sell to or buy from the Fund any property or security other than a security issued by the Fund, except in accordance with an applicable order or exemptive rule of the Commission.

     15. Except as otherwise provided herein or authorized by the Board of Trustees of the Trust from time to time, the Advisor shall for all purposes herein be deemed to be an independent contractor and, except as expressly provided or authorized in this Agreement, shall have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund. The Fund and the Advisor are not partners or joint ventures with each other and nothing herein shall be construed so as to make them such partners or joint ventures or impose any liability as such on either of them.

     16. During the term of this Agreement, the Trust agrees to furnish the Advisor at its principal office with all prospectuses, proxy statements, reports to stockholders, sales literature, or other material prepared for distribution to stockholders of the Fund or the public, which refer to the Advisor in any way, prior to use thereof and not to use such material if the Advisor reasonably objects in writing within five (5) business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this Agreement, the Trust will continue to furnish to the Advisor copies of any of the above-mentioned materials which refer in any way to the Advisor. The Trust shall furnish or otherwise make available to the Advisor such other information relating to the business affairs of the Trust or of the Fund as the Advisor at any time, or from time to time, reasonably requests in order to discharge its obligations hereunder.

     17. This Agreement may be amended by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.

     18. This Agreement shall be subject to all applicable provisions of law, including, without limitation, the applicable provisions of the 1940 Act.

     19. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

     20. Compensation to be paid to the Advisor hereunder shall be separate and distinct from organizational expenses, if any, to be reimbursed to the Advisor.

     21. The Declaration of Trust dated February 1, 1990, as amended from time to time, establishing the Trust, which is hereby referred to and a copy of which is on file with the Secretary of the Commonwealth of Massachusetts, provides that the name New Century Portfolios means the Trustees from time to time serving (as Trustees but not personally) under the Declaration of Trust. It is expressly acknowledged and agreed that the obligations of the Trust hereunder shall not be binding upon any of the shareholders, Trustees, officers, employees or agents of the Trust, personally, but shall bind only the trust property of the Trust, as provided in its Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the Trust and signed by the President of the Trust, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust as provided in its Declaration of Trust.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                                       [SIGNATURE LINES OMITTED]

                                                                       EXHIBIT B
                                                                       ---------


                          INVESTMENT ADVISORY AGREEMENT


                             NEW CENTURY PORTFOLIOS

                         NEW CENTURY BALANCED PORTFOLIO


     INVESTMENT ADVISORY AGREEMENT made this 31st day of August, 2005 by and between New Century Portfolios, a Massachusetts business trust (the "Trust") on behalf of the New Century Balanced Portfolio (the "Fund") and Weston Financial Group, Inc., a Massachusetts corporation (the "Advisor").

                                   BACKGROUND
                                   ----------

     The Fund, a series of the Trust, is organized and operated as an open-end diversified management investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust desires to retain the Advisor to render investment advisory services to the Fund, and the Advisor is willing to render such services on the terms and conditions hereinafter set forth.

     NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

     1. The Trust hereby appoints the Advisor to act as investment advisor to the Fund for the period and on the terms set forth in this Agreement. The Advisor accepts such appointment and agrees to render the services herein described, for the compensation herein provided.

     2. Subject to the supervision of the Board of Trustees of the Trust, the Advisor shall manage the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention and disposition thereof, in accordance with the Fund's investment objectives, policies and restrictions as stated in and limited by the statements contained in the various documents filed with the U.S. Securities and Exchange Commission (the "Commission") as such documents may from time to time be amended and subject to the following understandings:

     (a) The Advisor shall provide supervision of the Fund's investments and determine from time to time what investments or securities, including futures contracts, will be purchased, retained, sold or loaned by the Fund, and what portion of the assets will be invested, hedged, or held uninvested as cash.

     (b) The Advisor shall use its best judgment in the performance of its duties under this Agreement.

     (c) The Advisor, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Trust's Declaration of Trust and Bylaws, and the Prospectus of the Fund and with the instructions and directions of the Board of Trustees of the Trust, and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations.

     (d) The Advisor shall determine the securities to be purchased or sold by the Fund and will place orders pursuant to its determination with or through such persons, brokers or dealers in conformity with the policy with respect to brokerage as set forth in the Trust's Registration Statement and Prospectus of the Fund or as the Board of Trustees may direct from time to time. In providing the Fund with investment supervision, it is recognized that the Advisor will give primary consideration to securing most favorable price and efficient execution. Consistent with this policy, the Advisor may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which other clients of the Advisor may be a party. It is understood that neither the Fund nor the Advisor has adopted a formula for allocation of the Fund's investment transaction business. It is also understood that it is desirable for the Fund that the Advisor have access to supplemental investment and market research and security and economic analysis provided by brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Advisor is authorized to place orders for the purchase and sale of securities for the Fund with such brokers, subject to review by the Trust's Board of Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Advisor in connection with its services to other clients.

     On occasions when the Advisor deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients, the Advisor, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Advisor in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

     (e) The Advisor shall maintain all books and records with respect to the Fund's securities transactions required by subparagraphs (b)(5), (6) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act and shall render to the Trust's Board of Trustees such periodic and special reports as the Board may reasonably request.

     (f) The Advisor shall provide the Fund's custodian and the Fund on each business day with information relating to all transactions concerning the Fund's assets.

     (g) The investment management services provided by the Advisor hereunder are not to be deemed exclusive, and the Advisor shall be free to render similar services to others. While information and recommendations supplied to the Fund shall, in the Advisor's judgment, be appropriate under the circumstances and in light of investment objectives and policies of the

Fund, they may be different from the information and recommendations supplied to other investment companies and customers. The Fund shall be entitled to equitable treatment under the circumstances in receiving information, recommendations and any other services, but the Fund shall not be entitled to receive preferential treatment as compared with the treatment given to any other investment company or customer.

     (h) The Advisor shall perform such other services as are reasonably incidental to the foregoing duties.

     3. The Fund has delivered to the Advisor copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

     (a) The Declaration of Trust of the Trust, and any amendments thereto filed with the Secretary of the Commonwealth of Massachusetts (herein called the "Declaration of Trust");

     (b) The Bylaws of the Trust (such Bylaws, as in effect on the date hereof and as amended from time to time, are herein called the "Bylaws");

     (c) Certified resolutions of the Board of Trustees of the Trust authorizing the appointment of the Advisor and approving the form of this Agreement;

     (d) Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A (the "Registration Statement"), as filed with the Commission relating to the Fund and shares of beneficial interest in the Fund and all amendments thereto;

     (e) Notification of Registration of the Trust under the 1940 Act on Form N-8A as filed with the Commission and all amendments thereto; and

     (f) The Prospectus of the Fund (such Prospectus, as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus").

     (g) Any other documents filed with the Commission. The Advisor shall have no responsibility or liability for the accuracy or completeness of the Trust's Registration Statement under the 1940 Act or the Securities Act of 1933 except for information supplied by the Advisor for inclusion therein. On behalf of the Fund, the Trust agrees to indemnify the Advisor to the full extent permitted by the Trust's governing instruments.

     4. The Advisor shall authorize and permit any of its directors, officers and employees who may be elected as trustees or officers of the Trust to serve in the capacities in which they are elected. Services to be furnished by the Advisor under this Agreement may be furnished through the medium of any of such directors, officers or employees.

     5. The Advisor agrees that no officer or director of the Advisor, or of any affiliate of the Advisor, will deal for or on behalf of the Fund with himself as principal or agent, or with any corporation, partnership or other person in which he may have a financial interest, except that this shall not prohibit:

     (a) Officers and directors of the Advisor or of any affiliate of the Advisor, from having a financial interest in the Fund, in the Advisor or in any affiliate of the Advisor.

     (b) Officers and directors of the Advisor, or of any affiliate of the Advisor, from providing services to the Fund of a type usually and customarily provided to an investment company, pursuant to a written agreement approved by the Board of Trustees of the Trust, including a majority of the disinterested trustees of the Trust (as defined in the 1940 Act).

     (c) The purchase of securities for the Fund, or the sale of securities owned by the Fund, through a security broker or dealer, one or more of whose partners, officers or directors is an officer or a director of the Advisor, provided such transactions are handled in the capacity of broker only and provided commissions charged do not exceed customary brokerage charges for such services.

     6. If any occasion should arise in which the Advisor or any of its officers or directors advises persons concerning the shares of the Fund, the Advisor or such officer or director will act solely on its, her or his own behalf and not in any way on behalf of the Fund.

     7. The Advisor agrees that, except as herein otherwise expressly provided, neither it nor any of its officers or directors shall at any time during the period of this Agreement make, accept or receive, directly or indirectly, any fees, profits or emoluments of any character in connection with the purchase or sale of securities (except securities issued by the Fund) or other assets by or for the Fund.

     8. The Advisor shall keep the Fund's books and records required to be maintained by it pursuant to paragraph 2 hereof. The Advisor agrees that all records which it maintains for the Fund are the property of the Trust and it will surrender promptly to the Trust any of such records upon the Trust's request. The Advisor further agrees to preserve for the periods prescribed by the Commission pursuant to Rule 31a-2 of the 1940 Act any such records as are required to be maintained by the Advisor pursuant to paragraph 2 hereof.

     9. During the term of this Agreement, the Advisor will pay (i) the salaries and expenses of all its personnel, and (ii) all expenses incurred by it in the ordinary course of performing its duties hereunder, but not expenses assumed by the Administrator of the Fund or the Fund pursuant to the Administration Agreement. All costs and expenses not expressly assumed by the Advisor under this Agreement shall be paid by the Administrator or the Fund, including but not limited to:

     (i) interest and taxes, including but not limited to all issue or transfer taxes chargeable to the Fund in connection with its securities transactions;

     (ii) brokerage commissions;

     (iii) insurance premiums;

     (iv) compensation and expenses of the Board of Trustees of the Trust;

     (v) legal and audit expenses;

     (vi) fees and expenses of the Fund's Administrator, custodian, distributor, transfer agent and accounting services agent;

     (vii) expenses incident to the issuance of shares, including issuance on the payment of, or reinvestment of, dividends;

     (viii) fees and expenses incident to the registration under Federal or state securities laws of the Fund or its shares;

     (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Fund;

     (x) all other expenses incidental to holding meetings of the Trust's trustees and the Fund's shareholders and all allocable communications expenses with respect to investor services and to preparing, printing, and mailing prospectuses and reports to shareholders in the amount necessary for distribution to the shareholders;

     (xi) dues or assessments of or contributions to any trade association of which the Fund is a member;

     (xii) such nonrecurring expenses as may arise, including litigation affecting the Fund and the legal obligations which the Trust may have to indemnify its officers and trustees with respect thereto;

     (xiii) all expenses which the Trust agrees to bear in any distribution agreement or in any plan adopted by the Trust on behalf of the Fund pursuant to Rule 12b-1 under the 1940 Act; and

     (xiv) all corporate fees payable by the Fund to federal, state or other governmental agencies.

     10. For the services provided and the expenses assumed pursuant to this Agreement, the Trust will pay to the Advisor as full compensation therefor a fee at an annualized rate of 1.00% of the Fund's average daily net assets and 0.75% of the assets exceeding that amount. This fee will be computed daily as of the close of business and will be paid to the Advisor monthly within ten (10) business days after the last day of each month and such advisory fee shall be adjusted, if necessary, at the time of the payment due in the last month in the fiscal year of the Fund. The Advisory Fee shall be pro-rated for any fraction of a month at the commencement or termination of this Agreement.

     11. The Advisor shall give the Fund the benefit of its best judgment and effort in rendering service hereunder, but the Advisor shall not be liable for any loss sustained by reason of the purchase, sale or retention of any securities or hedging instrument, whether or not such purchase, sale or retention shall have been based upon its own investigation or upon investigation and research made by any other individual, firm or corporation. The Advisor shall not be liable for any error of judgment or mistake of law for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in
Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person employed by the Advisor, who may be or become an employee of and paid by any other entity affiliated with the Fund, such as the administrator, distributor, or custodian to the Fund, shall be deemed, when acting within the scope of his employment by such other affiliated entity, to be acting in such employment solely for such other affiliated entity and not as the Advisor's employee or agent.

     12. This Agreement shall continue in effect until October 31, 2006, and thereafter continue from year to year, only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Advisor at any time, without the payment of any penalty, on not more than sixty (60) days' nor less than thirty
(30) days, written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

     13. Nothing in this Agreement shall limit or restrict the right of any of the Advisor's directors, officers, or employees who may also be a trustee, officer or employee of the Fund to engage in any other business or to devote his time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Advisor's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association. Nothing in this Agreement shall prevent the Advisor or any affiliated person (as defined in the 1940 Act) of the Advisor from acting as investment advisor and/or principal underwriter for any other person, firm or corporation and shall not in any way limit or restrict the Advisor or any such affiliated person from buying, selling, or trading any securities or hedging instruments for its or their own accounts or for the account of others for whom it or they may be acting, provided, however, that the Advisor expressly represents that it will undertake no activities which, in its judgment, will adversely affect the performance of it obligations to the Fund under the Agreement.

     14. Neither this Agreement nor any transaction made pursuant hereto shall be invalidated or in any way affected by the fact that trustees, officers, agents and/or shareholders of the Fund are or may be interested in the Advisor, or any successor or assignee thereof, as directors, officers, shareholders or otherwise; that directors, officers, shareholders or agents of the Advisor are or may be interested in the Fund as trustees, officers, shareholders or otherwise; or that the Advisor or any successor or assignee, is or may be interested in the Fund as shareholders or otherwise; provided, however, that neither the Advisor nor any officer or director of the Advisor or of the Trust shall sell to or buy from the Fund any property or security other than a security issued by the Fund, except in accordance with an applicable order or exemptive rule of the Commission.

     15. Except as otherwise provided herein or authorized by the Board of Trustees of the Trust from time to time, the Advisor shall for all purposes herein be deemed to be an independent contractor and, except as expressly provided or authorized in this Agreement, shall have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund. The Fund and the Advisor are not partners or joint ventures with each other and nothing herein shall be construed so as to make them such partners or joint ventures or impose any liability as such on either of them.

     16. During the term of this Agreement, the Trust agrees to furnish the Advisor at its principal office with all prospectuses, proxy statements, reports to stockholders, sales literature, or other material prepared for distribution to stockholders of the Fund or the public, which refer to the Advisor in any way, prior to use thereof and not to use such material if the Advisor reasonably objects in writing within five (5) business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this Agreement, the Trust will continue to furnish to the Advisor copies of any of the above-mentioned materials which refer in any way to the Advisor. The Trust shall furnish or otherwise make available to the Advisor such other information relating to the business affairs of the Trust or of the Fund as the Advisor at any time, or from time to time, reasonably requests in order to discharge its obligations hereunder.

     17. This Agreement may be amended by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.

     18. This Agreement shall be subject to all applicable provisions of law, including, without limitation, the applicable provisions of the 1940 Act.

     19. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

     20. Compensation to be paid to the Advisor hereunder shall be separate and distinct from organizational expenses, if any, to be reimbursed to the Advisor.

     21. The Declaration of Trust dated February 1, 1990, as amended from time to time, establishing the Trust, which is hereby referred to and a copy of which is on file with the Secretary of the Commonwealth of Massachusetts, provides that the name New Century Portfolios means the Trustees from time to time serving (as Trustees but not personally) under the Declaration of Trust. It is expressly acknowledged and agreed that the obligations of the Trust hereunder shall not be binding upon any of the shareholders, Trustees, officers, employees or agents of the Trust, personally, but shall bind only the trust property of the Trust, as provided in its Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the Trust and signed by the President of the Trust, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust as provided in its Declaration of Trust.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                                       [SIGNATURE LINES OMITTED]

                                                                       EXHIBIT C
                                                                       ---------

                          INVESTMENT ADVISORY AGREEMENT


                             NEW CENTURY PORTFOLIOS

                        NEW CENTURY AGGRESSIVE PORTFOLIO


     INVESTMENT ADVISORY AGREEMENT made this 31st day of August, 2005 by and between New Century Portfolios, a Massachusetts business trust (the "Trust") on behalf of the New Century Aggressive Portfolio (the "Fund") and Weston Financial Group, Inc., a Massachusetts corporation (the "Advisor").

                                   BACKGROUND
                                   ----------

     The Fund, a series of the Trust, is organized and operated as an open-end diversified management investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust desires to retain the Advisor to render investment advisory services to the Fund, and the Advisor is willing to render such services on the terms and conditions hereinafter set forth.

     NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

     1. The Trust hereby appoints the Advisor to act as investment advisor to the Fund for the period and on the terms set forth in this Agreement. The Advisor accepts such appointment and agrees to render the services herein described, for the compensation herein provided.

     2. Subject to the supervision of the Board of Trustees of the Trust, the Advisor shall manage the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention and disposition thereof, in accordance with the Fund's investment objectives, policies and restrictions as stated in and limited by the statements contained in the various documents filed with the U.S. Securities and Exchange Commission (the "Commission") as such documents may from time to time be amended and subject to the following understandings:

     (a) The Advisor shall provide supervision of the Fund's investments and determine from time to time what investments or securities, including futures contracts, will be purchased, retained, sold or loaned by the Fund, and what portion of the assets will be invested, hedged, or held uninvested as cash.

     (b) The Advisor shall use its best judgment in the performance of its duties under this Agreement.

     (c) The Advisor, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Trust's Declaration of Trust and Bylaws, and the Prospectus of the Fund and with the instructions and directions of the Board of Trustees of the Trust, and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations.

     (d) The Advisor shall determine the securities to be purchased or sold by the Fund and will place orders pursuant to its determination with or through such persons, brokers or dealers in conformity with the policy with respect to brokerage as set forth in the Trust's Registration Statement and Prospectus of the Fund or as the Board of Trustees may direct from time to time. In providing the Fund with investment supervision, it is recognized that the Advisor will give primary consideration to securing most favorable price and efficient execution. Consistent with this policy, the Advisor may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which other clients of the Advisor may be a party. It is understood that neither the Fund nor the Advisor has adopted a formula for allocation of the Fund's investment transaction business. It is also understood that it is desirable for the Fund that the Advisor have access to supplemental investment and market research and security and economic analysis provided by brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Advisor is authorized to place orders for the purchase and sale of securities for the Fund with such brokers, subject to review by the Trust's Board of Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Advisor in connection with its services to other clients.

     On occasions when the Advisor deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients, the Advisor, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Advisor in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

     (e) The Advisor shall maintain all books and records with respect to the Fund's securities transactions required by subparagraphs (b)(5), (6) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act and shall render to the Trust's Board of Trustees such periodic and special reports as the Board may reasonably request.

     (f) The Advisor shall provide the Fund's custodian and the Fund on each business day with information relating to all transactions concerning the Fund's assets.

     (g) The investment management services provided by the Advisor hereunder are not to be deemed exclusive, and the Advisor shall be free to render similar services to others. While information and recommendations supplied to the Fund shall, in the Advisor's judgment, be appropriate under the circumstances and in light of investment objectives and policies of the

Fund, they may be different from the information and recommendations supplied to other investment companies and customers. The Fund shall be entitled to equitable treatment under the circumstances in receiving information, recommendations and any other services, but the Fund shall not be entitled to receive preferential treatment as compared with the treatment given to any other investment company or customer.

     (h) The Advisor shall perform such other services as are reasonably incidental to the foregoing duties.

     3. The Fund has delivered to the Advisor copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

     (a) The Declaration of Trust of the Trust, and any amendments thereto filed with the Secretary of the Commonwealth of Massachusetts (herein called the "Declaration of Trust");

     (b) The Bylaws of the Trust (such Bylaws, as in effect on the date hereof and as amended from time to time, are herein called the "Bylaws");

     (c) Certified resolutions of the Board of Trustees of the Trust authorizing the appointment of the Advisor and approving the form of this Agreement;

     (d) Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A (the "Registration Statement"), as filed with the Commission relating to the Fund and shares of beneficial interest in the Fund and all amendments thereto;

     (e) Notification of Registration of the Trust under the 1940 Act on Form N-8A as filed with the Commission and all amendments thereto; and

     (f) The Prospectus of the Fund (such Prospectus, as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus").

     (g) Any other documents filed with the Commission. The Advisor shall have no responsibility or liability for the accuracy or completeness of the Trust's Registration Statement under the 1940 Act or the Securities Act of 1933 except for information supplied by the Advisor for inclusion therein. On behalf of the Fund, the Trust agrees to indemnify the Advisor to the full extent permitted by the Trust's governing instruments.

     4. The Advisor shall authorize and permit any of its directors, officers and employees who may be elected as trustees or officers of the Trust to serve in the capacities in which they are elected. Services to be furnished by the Advisor under this Agreement may be furnished through the medium of any of such directors, officers or employees.

     5. The Advisor agrees that no officer or director of the Advisor, or of any affiliate of the Advisor, will deal for or on behalf of the Fund with himself as principal or agent, or with any corporation, partnership or other person in which he may have a financial interest, except that this shall not prohibit:

     (a) Officers and directors of the Advisor or of any affiliate of the Advisor, from having a financial interest in the Fund, in the Advisor or in any affiliate of the Advisor.

     (b) Officers and directors of the Advisor, or of any affiliate of the Advisor, from providing services to the Fund of a type usually and customarily provided to an investment company, pursuant to a written agreement approved by the Board of Trustees of the Trust, including a majority of the disinterested trustees of the Trust (as defined in the 1940 Act).

     (c) The purchase of securities for the Fund, or the sale of securities owned by the Fund, through a security broker or dealer, one or more of whose partners, officers or directors is an officer or a director of the Advisor, provided such transactions are handled in the capacity of broker only and provided commissions charged do not exceed customary brokerage charges for such services.

     6. If any occasion should arise in which the Advisor or any of its officers or directors advises persons concerning the shares of the Fund, the Advisor or such officer or director will act solely on its, her or his own behalf and not in any way on behalf of the Fund.

     7. The Advisor agrees that, except as herein otherwise expressly provided, neither it nor any of its officers or directors shall at any time during the period of this Agreement make, accept or receive, directly or indirectly, any fees, profits or emoluments of any character in connection with the purchase or sale of securities (except securities issued by the Fund) or other assets by or for the Fund.

     8. The Advisor shall keep the Fund's books and records required to be maintained by it pursuant to paragraph 2 hereof. The Advisor agrees that all records which it maintains for the Fund are the property of the Trust and it will surrender promptly to the Trust any of such records upon the Trust's request. The Advisor further agrees to preserve for the periods prescribed by the Commission pursuant to Rule 31a-2 of the 1940 Act any such records as are required to be maintained by the Advisor pursuant to paragraph 2 hereof.

     9. During the term of this Agreement, the Advisor will pay (i) the salaries and expenses of all its personnel, and (ii) all expenses incurred by it in the ordinary course of performing its duties hereunder, but not expenses assumed by the Administrator of the Fund or the Fund pursuant to the Administration Agreement. All costs and expenses not expressly assumed by the Advisor under this Agreement shall be paid by the Administrator or the Fund, including but not limited to:

     (i) interest and taxes, including but not limited to all issue or transfer taxes chargeable to the Fund in connection with its securities transactions;

     (ii) brokerage commissions;

     (iii) insurance premiums;

     (iv) compensation and expenses of the Board of Trustees of the Trust;

     (v) legal and audit expenses;

     (vi) fees and expenses of the Fund's Administrator, custodian, distributor, transfer agent and accounting services agent;

     (vii) expenses incident to the issuance of shares, including issuance on the payment of, or reinvestment of, dividends;

     (viii) fees and expenses incident to the registration under Federal or state securities laws of the Fund or its shares;

     (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Fund;

     (x) all other expenses incidental to holding meetings of the Trust's trustees and the Fund's shareholders and all allocable communications expenses with respect to investor services and to preparing, printing, and mailing prospectuses and reports to shareholders in the amount necessary for distribution to the shareholders;

     (xi) dues or assessments of or contributions to any trade association of which the Fund is a member;

     (xii) such nonrecurring expenses as may arise, including litigation affecting the Fund and the legal obligations which the Trust may have to indemnify its officers and trustees with respect thereto;

     (xiii) all expenses which the Trust agrees to bear in any distribution agreement or in any plan adopted by the Trust on behalf of the Fund pursuant to Rule 12b-1 under the 1940 Act; and

     (xiv) all corporate fees payable by the Fund to federal, state or other governmental agencies.

     10. For the services provided and the expenses assumed pursuant to this Agreement, the Trust will pay to the Advisor as full compensation therefor a fee at an annualized rate of 1.00% of the Fund's average daily net assets for the first $100 million in assets and 0.75% of the assets exceeding that amount. This fee will be computed daily as of the close of business and will be paid to the Advisor monthly within ten (10) business days after the last day of each month and such advisory fee shall be adjusted, if necessary, at the time of the payment due in the last month in the fiscal year of the Fund. The Advisory Fee shall be pro-rated for any fraction of a month at the commencement or termination of this Agreement.

     11. The Advisor shall give the Fund the benefit of its best judgment and effort in rendering service hereunder, but the Advisor shall not be liable for any loss sustained by reason of the purchase, sale or retention of any securities or hedging instrument, whether or not such purchase, sale or retention shall have been based upon its own investigation or upon investigation and research made by any other individual, firm or corporation. The Advisor shall not be liable for any error of judgment or mistake of law for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in
Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person employed by the Advisor, who may be or become an employee of and paid by any other entity affiliated with the Fund, such as the administrator, distributor, or custodian to the Fund, shall be deemed, when acting within the scope of his employment by such other affiliated entity, to be acting in such employment solely for such other affiliated entity and not as the Advisor's employee or agent.

     12. This Agreement shall continue in effect until October 31, 2006, and thereafter continue from year to year, only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Advisor at any time, without the payment of any penalty, on not more than sixty (60) days' nor less than thirty
(30) days, written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

     13. Nothing in this Agreement shall limit or restrict the right of any of the Advisor's directors, officers, or employees who may also be a trustee, officer or employee of the Fund to engage in any other business or to devote his time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Advisor's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association. Nothing in this Agreement shall prevent the Advisor or any affiliated person (as defined in the 1940 Act) of the Advisor from acting as investment advisor and/or principal underwriter for any other person, firm or corporation and shall not in any way limit or restrict the Advisor or any such affiliated person from buying, selling, or trading any securities or hedging instruments for its or their own accounts or for the account of others for whom it or they may be acting, provided, however, that the Advisor expressly represents that it will undertake no activities which, in its judgment, will adversely affect the performance of it obligations to the Fund under the Agreement.

     14. Neither this Agreement nor any transaction made pursuant hereto shall be invalidated or in any way affected by the fact that trustees, officers, agents and/or shareholders of the Fund are or may be interested in the Advisor, or any successor or assignee thereof, as directors, officers, shareholders or otherwise; that directors, officers, shareholders or agents of the Advisor are or may be interested in the Fund as trustees, officers, shareholders or otherwise; or that the Advisor or any successor or assignee, is or may be interested in the Fund as shareholders or otherwise; provided, however, that neither the Advisor nor any officer or director of the Advisor or of the Trust shall sell to or buy from the Fund any property or security other than a security issued by the Fund, except in accordance with an applicable order or exemptive rule of the Commission.

     15. Except as otherwise provided herein or authorized by the Board of Trustees of the Trust from time to time, the Advisor shall for all purposes herein be deemed to be an independent contractor and, except as expressly provided or authorized in this Agreement, shall have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund. The Fund and the Advisor are not partners or joint ventures with each other and nothing herein shall be construed so as to make them such partners or joint ventures or impose any liability as such on either of them.

     16. During the term of this Agreement, the Trust agrees to furnish the Advisor at its principal office with all prospectuses, proxy statements, reports to stockholders, sales literature, or other material prepared for distribution to stockholders of the Fund or the public, which refer to the Advisor in any way, prior to use thereof and not to use such material if the Advisor reasonably objects in writing within five (5) business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this Agreement, the Trust will continue to furnish to the Advisor copies of any of the above-mentioned materials which refer in any way to the Advisor. The Trust shall furnish or otherwise make available to the Advisor such other information relating to the business affairs of the Trust or of the Fund as the Advisor at any time, or from time to time, reasonably requests in order to discharge its obligations hereunder.

     17. This Agreement may be amended by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.

     18. This Agreement shall be subject to all applicable provisions of law, including, without limitation, the applicable provisions of the 1940 Act.

     19. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

     20. Compensation to be paid to the Advisor hereunder shall be separate and distinct from organizational expenses, if any, to be reimbursed to the Advisor.

     21. The Declaration of Trust dated February 1, 1990, as amended from time to time, establishing the Trust, which is hereby referred to and a copy of which is on file with the Secretary of the Commonwealth of Massachusetts, provides that the name New Century Portfolios means the Trustees from time to time serving (as Trustees but not personally) under the Declaration of Trust. It is expressly acknowledged and agreed that the obligations of the Trust hereunder shall not be binding upon any of the shareholders, Trustees, officers, employees or agents of the Trust, personally, but shall bind only the trust property of the Trust, as provided in its Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the Trust and signed by the President of the Trust, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust as provided in its Declaration of Trust.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                                       [SIGNATURE LINES OMITTED]

                                                                       EXHIBIT D
                                                                       ---------


                          INVESTMENT ADVISORY AGREEMENT


                             NEW CENTURY PORTFOLIOS

                       NEW CENTURY INTERNATIONAL PORTFOLIO


     INVESTMENT ADVISORY AGREEMENT made this 31st day of August, 2005 by and between New Century Portfolios, a Massachusetts business trust (the "Trust") on behalf of the New Century International Portfolio (the "Fund") and Weston Financial Group, Inc., a Massachusetts corporation (the "Advisor").

                                   BACKGROUND
                                   ----------

     The Fund, a series of the Trust, is organized and operated as an open-end diversified management investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust desires to retain the Advisor to render investment advisory services to the Fund, and the Advisor is willing to render such services on the terms and conditions hereinafter set forth.

     NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

     1. The Trust hereby appoints the Advisor to act as investment advisor to the Fund for the period and on the terms set forth in this Agreement. The Advisor accepts such appointment and agrees to render the services herein described, for the compensation herein provided.

     2. Subject to the supervision of the Board of Trustees of the Trust, the Advisor shall manage the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention and disposition thereof, in accordance with the Fund's investment objectives, policies and restrictions as stated in and limited by the statements contained in the various documents filed with the U.S. Securities and Exchange Commission (the "Commission") as such documents may from time to time be amended and subject to the following understandings:

     (a) The Advisor shall provide supervision of the Fund's investments and determine from time to time what investments or securities, including futures contracts, will be purchased, retained, sold or loaned by the Fund, and what portion of the assets will be invested, hedged, or held uninvested as cash.

     (b) The Advisor shall use its best judgment in the performance of its duties under this Agreement.

     (c) The Advisor, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Trust's Declaration of Trust and Bylaws, and the Prospectus of the Fund and with the instructions and directions of the Board of Trustees of the Trust, and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations.

     (d) The Advisor shall determine the securities to be purchased or sold by the Fund and will place orders pursuant to its determination with or through such persons, brokers or dealers in conformity with the policy with respect to brokerage as set forth in the Trust's Registration Statement and Prospectus of the Fund or as the Board of Trustees may direct from time to time. In providing the Fund with investment supervision, it is recognized that the Advisor will give primary consideration to securing most favorable price and efficient execution. Consistent with this policy, the Advisor may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which other clients of the Advisor may be a party. It is understood that neither the Fund nor the Advisor has adopted a formula for allocation of the Fund's investment transaction business. It is also understood that it is desirable for the Fund that the Advisor have access to supplemental investment and market research and security and economic analysis provided by brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Advisor is authorized to place orders for the purchase and sale of securities for the Fund with such brokers, subject to review by the Trust's Board of Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Advisor in connection with its services to other clients.

     On occasions when the Advisor deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients, the Advisor, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Advisor in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

     (e) The Advisor shall maintain all books and records with respect to the Fund's securities transactions required by subparagraphs (b)(5), (6) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act and shall render to the Trust's Board of Trustees such periodic and special reports as the Board may reasonably request.

     (f) The Advisor shall provide the Fund's custodian and the Fund on each business day with information relating to all transactions concerning the Fund's assets.

     (g) The investment management services provided by the Advisor hereunder are not to be deemed exclusive, and the Advisor shall be free to render similar services to others. While information and recommendations supplied to the Fund shall, in the Advisor's judgment, be appropriate under the circumstances and in light of investment objectives and policies of the

Fund, they may be different from the information and recommendations supplied to other investment companies and customers. The Fund shall be entitled to equitable treatment under the circumstances in receiving information, recommendations and any other services, but the Fund shall not be entitled to receive preferential treatment as compared with the treatment given to any other investment company or customer.

     (h) The Advisor shall perform such other services as are reasonably incidental to the foregoing duties.

     3. The Fund has delivered to the Advisor copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

     (a) The Declaration of Trust of the Trust, and any amendments thereto filed with the Secretary of the Commonwealth of Massachusetts (herein called the "Declaration of Trust");

     (b) The Bylaws of the Trust (such Bylaws, as in effect on the date hereof and as amended from time to time, are herein called the "Bylaws");

     (c) Certified resolutions of the Board of Trustees of the Trust authorizing the appointment of the Advisor and approving the form of this Agreement;

     (d) Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A (the "Registration Statement"), as filed with the Commission relating to the Fund and shares of beneficial interest in the Fund and all amendments thereto;

     (e) Notification of Registration of the Trust under the 1940 Act on Form N-8A as filed with the Commission and all amendments thereto; and

     (f) The Prospectus of the Fund (such Prospectus, as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus").

     (g) Any other documents filed with the Commission. The Advisor shall have no responsibility or liability for the accuracy or completeness of the Trust's Registration Statement under the 1940 Act or the Securities Act of 1933 except for information supplied by the Advisor for inclusion therein. On behalf of the Fund, the Trust agrees to indemnify the Advisor to the full extent permitted by the Trust's governing instruments.

     4. The Advisor shall authorize and permit any of its directors, officers and employees who may be elected as trustees or officers of the Trust to serve in the capacities in which they are elected. Services to be furnished by the Advisor under this Agreement may be furnished through the medium of any of such directors, officers or employees.

     5. The Advisor agrees that no officer or director of the Advisor, or of any affiliate of the Advisor, will deal for or on behalf of the Fund with himself as principal or agent, or with any corporation, partnership or other person in which he may have a financial interest, except that this shall not prohibit:

     (a) Officers and directors of the Advisor or of any affiliate of the Advisor, from having a financial interest in the Fund, in the Advisor or in any affiliate of the Advisor.

     (b) Officers and directors of the Advisor, or of any affiliate of the Advisor, from providing services to the Fund of a type usually and customarily provided to an investment company, pursuant to a written agreement approved by the Board of Trustees of the Trust, including a majority of the disinterested trustees of the Trust (as defined in the 1940 Act).

     (c) The purchase of securities for the Fund, or the sale of securities owned by the Fund, through a security broker or dealer, one or more of whose partners, officers or directors is an officer or a director of the Advisor, provided such transactions are handled in the capacity of broker only and provided commissions charged do not exceed customary brokerage charges for such services.

     6. If any occasion should arise in which the Advisor or any of its officers or directors advises persons concerning the shares of the Fund, the Advisor or such officer or director will act solely on its, her or his own behalf and not in any way on behalf of the Fund.

     7. The Advisor agrees that, except as herein otherwise expressly provided, neither it nor any of its officers or directors shall at any time during the period of this Agreement make, accept or receive, directly or indirectly, any fees, profits or emoluments of any character in connection with the purchase or sale of securities (except securities issued by the Fund) or other assets by or for the Fund.

     8. The Advisor shall keep the Fund's books and records required to be maintained by it pursuant to paragraph 2 hereof. The Advisor agrees that all records which it maintains for the Fund are the property of the Trust and it will surrender promptly to the Trust any of such records upon the Trust's request. The Advisor further agrees to preserve for the periods prescribed by the Commission pursuant to Rule 31a-2 of the 1940 Act any such records as are required to be maintained by the Advisor pursuant to paragraph 2 hereof.

     9. During the term of this Agreement, the Advisor will pay (i) the salaries and expenses of all its personnel, and (ii) all expenses incurred by it in the ordinary course of performing its duties hereunder, but not expenses assumed by the Administrator of the Fund or the Fund pursuant to the Administration Agreement. All costs and expenses not expressly assumed by the Advisor under this Agreement shall be paid by the Administrator or the Fund, including but not limited to:

     (i) interest and taxes, including but not limited to all issue or transfer taxes chargeable to the Fund in connection with its securities transactions;

     (ii) brokerage commissions;

     (iii) insurance premiums;

     (iv) compensation and expenses of the Board of Trustees of the Trust;

     (v) legal and audit expenses;

     (vi) fees and expenses of the Fund's Administrator, custodian, distributor, transfer agent and accounting services agent;

     (vii) expenses incident to the issuance of shares, including issuance on the payment of, or reinvestment of, dividends;

     (viii) fees and expenses incident to the registration under Federal or state securities laws of the Fund or its shares;

     (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Fund;

     (x) all other expenses incidental to holding meetings of the Trust's trustees and the Fund's shareholders and all allocable communications expenses with respect to investor services and to preparing, printing, and mailing prospectuses and reports to shareholders in the amount necessary for distribution to the shareholders;

     (xi) dues or assessments of or contributions to any trade association of which the Fund is a member;

     (xii) such nonrecurring expenses as may arise, including litigation affecting the Fund and the legal obligations which the Trust may have to indemnify its officers and trustees with respect thereto;

     (xiii) all expenses which the Trust agrees to bear in any distribution agreement or in any plan adopted by the Trust on behalf of the Fund pursuant to Rule 12b-1 under the 1940 Act; and

     (xiv) all corporate fees payable by the Fund to federal, state or other governmental agencies.

     10. For the services provided and the expenses assumed pursuant to this Agreement, the Trust will pay to the Advisor as full compensation therefor a fee at an annualized rate of 1.00% of the Fund's average daily net assets and 0.75% of the assets exceeding that amount. This fee will be computed daily as of the close of business and will be paid to the Advisor monthly within ten (10) business days after the last day of each month and such advisory fee shall be adjusted, if necessary, at the time of the payment due in the last month in the fiscal year of the Fund. The Advisory Fee shall be pro-rated for any fraction of a month at the commencement or termination of this Agreement.

     11. The Advisor shall give the Fund the benefit of its best judgment and effort in rendering service hereunder, but the Advisor shall not be liable for any loss sustained by reason of the purchase, sale or retention of any securities or hedging instrument, whether or not such purchase, sale or retention shall have been based upon its own investigation or upon investigation and research made by any other individual, firm or corporation. The Advisor shall not be liable for any error of judgment or mistake of law for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in
Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person employed by the Advisor, who may be or become an employee of and paid by any other entity affiliated with the Fund, such as the administrator, distributor, or custodian to the Fund, shall be deemed, when acting within the scope of his employment by such other affiliated entity, to be acting in such employment solely for such other affiliated entity and not as the Advisor's employee or agent.

     12. This Agreement shall continue in effect until October 31, 2006, and thereafter continue from year to year, only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Advisor at any time, without the payment of any penalty, on not more than sixty (60) days' nor less than thirty
(30) days, written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

     13. Nothing in this Agreement shall limit or restrict the right of any of the Advisor's directors, officers, or employees who may also be a trustee, officer or employee of the Fund to engage in any other business or to devote his time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Advisor's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association. Nothing in this Agreement shall prevent the Advisor or any affiliated person (as defined in the 1940 Act) of the Advisor from acting as investment advisor and/or principal underwriter for any other person, firm or corporation and shall not in any way limit or restrict the Advisor or any such affiliated person from buying, selling, or trading any securities or hedging instruments for its or their own accounts or for the account of others for whom it or they may be acting, provided, however, that the Advisor expressly represents that it will undertake no activities which, in its judgment, will adversely affect the performance of it obligations to the Fund under the Agreement.

     14. Neither this Agreement nor any transaction made pursuant hereto shall be invalidated or in any way affected by the fact that trustees, officers, agents and/or shareholders of the Fund are or may be interested in the Advisor, or any successor or assignee thereof, as directors, officers, shareholders or otherwise; that directors, officers, shareholders or agents of the Advisor are or may be interested in the Fund as trustees, officers, shareholders or otherwise; or that the Advisor or any successor or assignee, is or may be interested in the Fund as shareholders or otherwise; provided, however, that neither the Advisor nor any officer or director of the Advisor or of the Trust shall sell to or buy from the Fund any property or security other than a security issued by the Fund, except in accordance with an applicable order or exemptive rule of the Commission.

     15. Except as otherwise provided herein or authorized by the Board of Trustees of the Trust from time to time, the Advisor shall for all purposes herein be deemed to be an independent contractor and, except as expressly provided or authorized in this Agreement, shall have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund. The Fund and the Advisor are not partners or joint ventures with each other and nothing herein shall be construed so as to make them such partners or joint ventures or impose any liability as such on either of them.

     16. During the term of this Agreement, the Trust agrees to furnish the Advisor at its principal office with all prospectuses, proxy statements, reports to stockholders, sales literature, or other material prepared for distribution to stockholders of the Fund or the public, which refer to the Advisor in any way, prior to use thereof and not to use such material if the Advisor reasonably objects in writing within five (5) business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this Agreement, the Trust will continue to furnish to the Advisor copies of any of the above-mentioned materials which refer in any way to the Advisor. The Trust shall furnish or otherwise make available to the Advisor such other information relating to the business affairs of the Trust or of the Fund as the Advisor at any time, or from time to time, reasonably requests in order to discharge its obligations hereunder.

     17. This Agreement may be amended by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.

     18. This Agreement shall be subject to all applicable provisions of law, including, without limitation, the applicable provisions of the 1940 Act.

     19. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

     20. Compensation to be paid to the Advisor hereunder shall be separate and distinct from organizational expenses, if any, to be reimbursed to the Advisor.

     21. The Declaration of Trust dated February 1, 1990, as amended from time to time, establishing the Trust, which is hereby referred to and a copy of which is on file with the Secretary of the Commonwealth of Massachusetts, provides that the name New Century Portfolios means the Trustees from time to time serving (as Trustees but not personally) under the Declaration of Trust. It is expressly acknowledged and agreed that the obligations of the Trust hereunder shall not be binding upon any of the shareholders, Trustees, officers, employees or agents of the Trust, personally, but shall bind only the trust property of the Trust, as provided in its Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the Trust and signed by the President of the Trust, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust as provided in its Declaration of Trust.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                                       [SIGNATURE LINES OMITTED]

                                                                       EXHIBIT E
                                                                       ---------


                          INVESTMENT ADVISORY AGREEMENT


                             NEW CENTURY PORTFOLIOS

                  NEW CENTURY ALTERNATIVE STRATEGIES PORTFOLIO


     INVESTMENT ADVISORY AGREEMENT made this 31st day of August, 2005 by and between New Century Portfolios, a Massachusetts business trust (the "Trust") on behalf of the New Century Alternative Strategies Portfolio (the "Fund") and Weston Financial Group, Inc., a Massachusetts corporation (the "Advisor").

                                   BACKGROUND
                                   ----------

     The Fund, a series of the Trust, is organized and operated as an open-end diversified management investment company, registered under the Investment Company Act of 1940, as amended (the "1940 Act"). The Trust desires to retain the Advisor to render investment advisory services to the Fund, and the Advisor is willing to render such services on the terms and conditions hereinafter set forth.

     NOW, THEREFORE, the parties hereto, intending to be legally bound, hereby agree as follows:

     1. The Trust hereby appoints the Advisor to act as investment advisor to the Fund for the period and on the terms set forth in this Agreement. The Advisor accepts such appointment and agrees to render the services herein described, for the compensation herein provided.

     2. Subject to the supervision of the Board of Trustees of the Trust, the Advisor shall manage the investment operations of the Fund and the composition of the Fund's portfolio, including the purchase, retention and disposition thereof, in accordance with the Fund's investment objectives, policies and restrictions as stated in and limited by the statements contained in the various documents filed with the U.S. Securities and Exchange Commission (the "Commission") as such documents may from time to time be amended and subject to the following understandings:

     (a) The Advisor shall provide supervision of the Fund's investments and determine from time to time what investments or securities, including futures contracts, will be purchased, retained, sold or loaned by the Fund, and what portion of the assets will be invested, hedged, or held uninvested as cash.

     (b) The Advisor shall use its best judgment in the performance of its duties under this Agreement.

     (c) The Advisor, in the performance of its duties and obligations under this Agreement, shall act in conformity with the Trust's Declaration of Trust and Bylaws, and the Prospectus of the Fund and with the instructions and directions of the Board of Trustees of the Trust, and will conform to and comply with the requirements of the 1940 Act and all other applicable federal and state laws and regulations.

     (d) The Advisor shall determine the securities to be purchased or sold by the Fund and will place orders pursuant to its determination with or through such persons, brokers or dealers in conformity with the policy with respect to brokerage as set forth in the Trust's Registration Statement and Prospectus of the Fund or as the Board of Trustees may direct from time to time. In providing the Fund with investment supervision, it is recognized that the Advisor will give primary consideration to securing most favorable price and efficient execution. Consistent with this policy, the Advisor may consider the financial responsibility, research and investment information and other services provided by brokers or dealers who may effect or be a party to any such transaction or other transactions to which other clients of the Advisor may be a party. It is understood that neither the Fund nor the Advisor has adopted a formula for allocation of the Fund's investment transaction business. It is also understood that it is desirable for the Fund that the Advisor have access to supplemental investment and market research and security and economic analysis provided by brokers who may execute brokerage transactions at a higher cost to the Fund than may result when allocating brokerage to other brokers on the basis of seeking the most favorable price and efficient execution. Therefore, the Advisor is authorized to place orders for the purchase and sale of securities for the Fund with such brokers, subject to review by the Trust's Board of Trustees from time to time with respect to the extent and continuation of this practice. It is understood that the services provided by such brokers may be useful to the Advisor in connection with its services to other clients.

     On occasions when the Advisor deems the purchase or sale of a security to be in the best interest of the Fund as well as other clients, the Advisor, to the extent permitted by applicable laws and regulations, may, but shall be under no obligation to, aggregate the securities to be so sold or purchased in order to obtain the most favorable price or lower brokerage commissions and efficient execution. In such event, allocation of the securities so purchased or sold, as well as the expenses incurred in the transaction, will be made by the Advisor in the manner it considers to be the most equitable and consistent with its fiduciary obligations to the Fund and to such other clients.

     (e) The Advisor shall maintain all books and records with respect to the Fund's securities transactions required by subparagraphs (b)(5), (6) and (11) and paragraph (f) of Rule 31a-1 under the 1940 Act and shall render to the Trust's Board of Trustees such periodic and special reports as the Board may reasonably request.

     (f) The Advisor shall provide the Fund's custodian and the Fund on each business day with information relating to all transactions concerning the Fund's assets.

     (g) The investment management services provided by the Advisor hereunder are not to be deemed exclusive, and the Advisor shall be free to render similar services to others. While information and recommendations supplied to the Fund shall, in the Advisor's judgment, be appropriate under the circumstances and in light of investment objectives and policies of the

Fund, they may be different from the information and recommendations supplied to other investment companies and customers. The Fund shall be entitled to equitable treatment under the circumstances in receiving information, recommendations and any other services, but the Fund shall not be entitled to receive preferential treatment as compared with the treatment given to any other investment company or customer.

     (h) The Advisor shall perform such other services as are reasonably incidental to the foregoing duties.

     3. The Fund has delivered to the Advisor copies of each of the following documents and will deliver to it all future amendments and supplements, if any:

     (a) The Declaration of Trust of the Trust, and any amendments thereto filed with the Secretary of the Commonwealth of Massachusetts (herein called the "Declaration of Trust");

     (b) The Bylaws of the Trust (such Bylaws, as in effect on the date hereof and as amended from time to time, are herein called the "Bylaws");

     (c) Certified resolutions of the Board of Trustees of the Trust authorizing the appointment of the Advisor and approving the form of this Agreement;

     (d) Registration Statement under the 1940 Act and the Securities Act of 1933, as amended, on Form N-1A (the "Registration Statement"), as filed with the Commission relating to the Fund and shares of beneficial interest in the Fund and all amendments thereto;

     (e) Notification of Registration of the Trust under the 1940 Act on Form N-8A as filed with the Commission and all amendments thereto; and

     (f) The Prospectus of the Fund (such Prospectus, as currently in effect and as amended or supplemented from time to time, being herein called the "Prospectus").

     (g) Any other documents filed with the Commission. The Advisor shall have no responsibility or liability for the accuracy or completeness of the Trust's Registration Statement under the 1940 Act or the Securities Act of 1933 except for information supplied by the Advisor for inclusion therein. On behalf of the Fund, the Trust agrees to indemnify the Advisor to the full extent permitted by the Trust's governing instruments.

     4. The Advisor shall authorize and permit any of its directors, officers and employees who may be elected as trustees or officers of the Trust to serve in the capacities in which they are elected. Services to be furnished by the Advisor under this Agreement may be furnished through the medium of any of such directors, officers or employees.

     5. The Advisor agrees that no officer or director of the Advisor, or of any affiliate of the Advisor, will deal for or on behalf of the Fund with himself as principal or agent, or with any corporation, partnership or other person in which he may have a financial interest, except that this shall not prohibit:

     (a) Officers and directors of the Advisor or of any affiliate of the Advisor, from having a financial interest in the Fund, in the Advisor or in any affiliate of the Advisor.

     (b) Officers and directors of the Advisor, or of any affiliate of the Advisor, from providing services to the Fund of a type usually and customarily provided to an investment company, pursuant to a written agreement approved by the Board of Trustees of the Trust, including a majority of the disinterested trustees of the Trust (as defined in the 1940 Act).

     (c) The purchase of securities for the Fund, or the sale of securities owned by the Fund, through a security broker or dealer, one or more of whose partners, officers or directors is an officer or a director of the Advisor, provided such transactions are handled in the capacity of broker only and provided commissions charged do not exceed customary brokerage charges for such services.

     6. If any occasion should arise in which the Advisor or any of its officers or directors advises persons concerning the shares of the Fund, the Advisor or such officer or director will act solely on its, her or his own behalf and not in any way on behalf of the Fund.

     7. The Advisor agrees that, except as herein otherwise expressly provided, neither it nor any of its officers or directors shall at any time during the period of this Agreement make, accept or receive, directly or indirectly, any fees, profits or emoluments of any character in connection with the purchase or sale of securities (except securities issued by the Fund) or other assets by or for the Fund.

     8. The Advisor shall keep the Fund's books and records required to be maintained by it pursuant to paragraph 2 hereof. The Advisor agrees that all records which it maintains for the Fund are the property of the Trust and it will surrender promptly to the Trust any of such records upon the Trust's request. The Advisor further agrees to preserve for the periods prescribed by the Commission pursuant to Rule 31a-2 of the 1940 Act any such records as are required to be maintained by the Advisor pursuant to paragraph 2 hereof.

     9. During the term of this Agreement, the Advisor will pay (i) the salaries and expenses of all its personnel, and (ii) all expenses incurred by it in the ordinary course of performing its duties hereunder, but not expenses assumed by the Administrator of the Fund or the Fund pursuant to the Administration Agreement. All costs and expenses not expressly assumed by the Advisor under this Agreement shall be paid by the Administrator or the Fund, including but not limited to:

     (i) interest and taxes, including but not limited to all issue or transfer taxes chargeable to the Fund in connection with its securities transactions;

     (ii) brokerage commissions;

     (iii) insurance premiums;

     (iv) compensation and expenses of the Board of Trustees of the Trust;

     (v) legal and audit expenses;

     (vi) fees and expenses of the Fund's Administrator, custodian, distributor, transfer agent and accounting services agent;

     (vii) expenses incident to the issuance of shares, including issuance on the payment of, or reinvestment of, dividends;

     (viii) fees and expenses incident to the registration under Federal or state securities laws of the Fund or its shares;

     (ix) expenses of preparing, printing and mailing reports and notices and proxy material to shareholders of the Fund;

     (x) all other expenses incidental to holding meetings of the Trust's trustees and the Fund's shareholders and all allocable communications expenses with respect to investor services and to preparing, printing, and mailing prospectuses and reports to shareholders in the amount necessary for distribution to the shareholders;

     (xi) dues or assessments of or contributions to any trade association of which the Fund is a member;

     (xii) such nonrecurring expenses as may arise, including litigation affecting the Fund and the legal obligations which the Trust may have to indemnify its officers and trustees with respect thereto;

     (xiii) all expenses which the Trust agrees to bear in any distribution agreement or in any plan adopted by the Trust on behalf of the Fund pursuant to Rule 12b-1 under the 1940 Act; and

     (xiv) all corporate fees payable by the Fund to federal, state or other governmental agencies.

     10. For the services provided and the expenses assumed pursuant to this Agreement, the Trust will pay to the Advisor as full compensation therefor a fee at an annualized rate of 0.75% of the Fund's average daily net assets. This fee will be computed daily as of the close of business and will be paid to the Advisor monthly within ten (10) business days after the last day of each month and such advisory fee shall be adjusted, if necessary, at the time of the payment due in the last month in the fiscal year of the Fund. The Advisory Fee shall be pro-rated for any fraction of a month at the commencement or termination of this Agreement.

     11. The Advisor shall give the Fund the benefit of its best judgment and effort in rendering service hereunder, but the Advisor shall not be liable for any loss sustained by reason of the purchase, sale or retention of any securities or hedging instrument, whether or not such purchase, sale or retention shall have been based upon its own investigation or upon investigation and research made by any other individual, firm or corporation. The Advisor shall not be liable for any error of judgment or mistake of law for any loss suffered by the Fund in connection with the matters to which this Agreement relates, except a loss resulting from a breach of fiduciary duty with respect to the receipt of compensation for services (in which case any award of damages shall be limited to the period and the amount set forth in Section 36(b)(3) of the 1940 Act) or a loss resulting from willful misfeasance, bad faith or gross negligence on its part in the performance of its duties or from reckless disregard by it of its obligations and duties under this Agreement. Any person employed by the Advisor, who may be or become an employee of and paid by any other entity affiliated with the Fund, such as the administrator, distributor, or custodian to the Fund, shall be deemed, when acting within the scope of his employment by such other affiliated entity, to be acting in such employment solely for such other affiliated entity and not as the Advisor's employee or agent.

     12. This Agreement shall continue in effect until October 31, 2006, and thereafter continue from year to year, only so long as such continuance is specifically approved at least annually in conformity with the requirements of the 1940 Act; provided, however, that this Agreement may be terminated by the Fund at any time, without the payment of any penalty, by the Board of Trustees of the Trust or by vote of a majority of the outstanding voting securities (as defined in the 1940 Act) of the Fund, or by the Advisor at any time, without the payment of any penalty, on not more than sixty (60) days' nor less than thirty
(30) days, written notice to the other party. This Agreement shall terminate automatically in the event of its assignment (as defined in the 1940 Act).

     13. Nothing in this Agreement shall limit or restrict the right of any of the Advisor's directors, officers, or employees who may also be a trustee, officer or employee of the Fund to engage in any other business or to devote his time and attention in part to the management or other aspects of any business, whether of a similar or a dissimilar nature, nor limit or restrict the Advisor's right to engage in any other business or to render services of any kind to any other corporation, firm, individual or association. Nothing in this Agreement shall prevent the Advisor or any affiliated person (as defined in the 1940 Act) of the Advisor from acting as investment advisor and/or principal underwriter for any other person, firm or corporation and shall not in any way limit or restrict the Advisor or any such affiliated person from buying, selling, or trading any securities or hedging instruments for its or their own accounts or for the account of others for whom it or they may be acting, provided, however, that the Advisor expressly represents that it will undertake no activities which, in its judgment, will adversely affect the performance of it obligations to the Fund under the Agreement.

     14. Neither this Agreement nor any transaction made pursuant hereto shall be invalidated or in any way affected by the fact that trustees, officers, agents and/or shareholders of the Fund are or may be interested in the Advisor, or any successor or assignee thereof, as directors, officers, shareholders or otherwise; that directors, officers, shareholders or agents of the Advisor are or may be interested in the Fund as trustees, officers, shareholders or otherwise; or that the Advisor or any successor or assignee, is or may be interested in the Fund as shareholders or otherwise; provided, however, that neither the Advisor nor any officer or director of the Advisor or of the Trust shall sell to or buy from the Fund any property or security other than a security issued by the Fund, except in accordance with an applicable order or exemptive rule of the Commission.

     15. Except as otherwise provided herein or authorized by the Board of Trustees of the Trust from time to time, the Advisor shall for all purposes herein be deemed to be an independent contractor and, except as expressly provided or authorized in this Agreement, shall have no authority to act for or represent the Fund in any way or otherwise be deemed an agent of the Fund. The Fund and the Advisor are not partners or joint ventures with each other and nothing herein shall be construed so as to make them such partners or joint ventures or impose any liability as such on either of them.

     16. During the term of this Agreement, the Trust agrees to furnish the Advisor at its principal office with all prospectuses, proxy statements, reports to stockholders, sales literature, or other material prepared for distribution to stockholders of the Fund or the public, which refer to the Advisor in any way, prior to use thereof and not to use such material if the Advisor reasonably objects in writing within five (5) business days (or such other time as may be mutually agreed) after receipt thereof. In the event of termination of this Agreement, the Trust will continue to furnish to the Advisor copies of any of the above-mentioned materials which refer in any way to the Advisor. The Trust shall furnish or otherwise make available to the Advisor such other information relating to the business affairs of the Trust or of the Fund as the Advisor at any time, or from time to time, reasonably requests in order to discharge its obligations hereunder.

     17. This Agreement may be amended by mutual consent, but the consent of the Fund must be obtained in conformity with the requirements of the 1940 Act.

     18. This Agreement shall be subject to all applicable provisions of law, including, without limitation, the applicable provisions of the 1940 Act.

     19. This Agreement shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts.

     20. Compensation to be paid to the Advisor hereunder shall be separate and distinct from organizational expenses, if any, to be reimbursed to the Advisor.

     21. The Declaration of Trust dated February 1, 1990, as amended from time to time, establishing the Trust, which is hereby referred to and a copy of which is on file with the Secretary of the Commonwealth of Massachusetts, provides that the name New Century Portfolios means the Trustees from time to time serving (as Trustees but not personally) under the Declaration of Trust. It is expressly acknowledged and agreed that the obligations of the Trust hereunder shall not be binding upon any of the shareholders, Trustees, officers, employees or agents of the Trust, personally, but shall bind only the trust property of the Trust, as provided in its Declaration of Trust. The execution and delivery of this Agreement have been authorized by the Trustees of the Trust and signed by the President of the Trust, acting as such, and neither such authorization by such Trustees nor such execution and delivery by such officer shall be deemed to have been made by any of them individually or to impose any liability on any of them personally, but shall bind only the trust property of the Trust as provided in its Declaration of Trust.

     IN WITNESS WHEREOF, the parties hereto have caused this instrument to be executed by their officers designated below as of the day and year first above written.

                                                       [SIGNATURE LINES OMITTED]

                             NEW CENTURY PORTFOLIOS

                          NEW CENTURY CAPITAL PORTFOLIO

                   PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS

                                 AUGUST 17, 2005

     The undersigned hereby constitutes and appoints Wayne M. Grzecki and Nicole
M. Tremblay, or any of them, with power of substitution and re-substitution, as proxies to appear and vote all of the shares of beneficial interest standing in the name of the undersigned on the record date at the Special Meeting of Shareholders of the New Century Portfolios (the "Special Meeting") to be held at 40 William Street, Suite 100, Wellesley, Massachusetts 02481-3902 on the day of August, 2005 at 10:00 a.m. Eastern time, or at any postponement or adjournment thereof; and the undersigned hereby instructs said proxies to vote as indicated on this proxy card.

     The undersigned hereby revokes any prior proxy to vote at such Special Meeting, and hereby ratifies and confirms all that said attorneys and proxies, or any of them, may lawfully do by virtue thereof.

     The undersigned hereby acknowledges receipt of the Notice of Special Meeting and the Proxy Statement dated July 8, 2005.

         This proxy will be voted as specified below with respect to the action to be taken on the following proposal.

     1. To approve a new investment advisory agreement between New Century Portfolios, on behalf of the New Century Capital Portfolio, and Weston Financial Group, Inc.

         FOR   ________        AGAINST  _________      ABSTAIN  ________

     To transact such other business as may properly come before the Special Meeting. Management knows of no other such business.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSAL.

BY SIGNING AND DATING THIS CARD, YOU: (A) ACKNOWLEDGE RECEIPT OF THE NOTICE AND PROXY STATEMENT CIRCULATED BY NEW CENTURY PORTFOLIOS' BOARD OF TRUSTEES IN CONNECTION WITH ITS SOLICITATION OF PROXIES FOR THE SPECIAL MEETING; AND (B) AUTHORIZE THE PROXIES TO VOTE ON PROPOSAL NO. 1 AS MARKED AND AS THEY SEE FIT ON ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING. IF NOT MARKED, THE PROXIES WILL VOTE "FOR" PROPOSAL 1 AND AS THEY SEE FIT ON ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING. IF YOU DO NOT INTEND TO PERSONALLY ATTEND THE SPECIAL MEETING, PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.





 ----------------------     -----------------------   ----------------------
        SIGNATURE           SIGNATURE (JOINT OWNER)            DATE

PLEASE DATE AND SIGN NAME OR NAMES TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS AN EXECUTOR, ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS SUCH.

PLEASE REFER TO THE PROXY STATEMENT DISCUSSION OF THESE MATTERS.

THIS PROXY IS SOLICITED ON BEHALF OF NEW CENTURY PORTFOLIOS' BOARD OF TRUSTEES, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

                             NEW CENTURY PORTFOLIOS

                         NEW CENTURY BALANCED PORTFOLIO

                   PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS

                                 AUGUST 17, 2005

     The undersigned hereby constitutes and appoints Wayne M. Grzecki and Nicole
M. Tremblay, or any of them, with power of substitution and re-substitution, as proxies to appear and vote all of the shares of beneficial interest standing in the name of the undersigned on the record date at the Special Meeting of Shareholders of the New Century Portfolios (the "Special Meeting") to be held at 40 William Street, Suite 100, Wellesley, Massachusetts 02481-3902 on the day of August, 2005 at 10:00 a.m. Eastern time, or at any postponement or adjournment thereof; and the undersigned hereby instructs said proxies to vote as indicated on this proxy card.

     The undersigned hereby revokes any prior proxy to vote at such Special Meeting, and hereby ratifies and confirms all that said attorneys and proxies, or any of them, may lawfully do by virtue thereof.

     The undersigned hereby acknowledges receipt of the Notice of Special Meeting and the Proxy Statement dated July 8, 2005.

     This proxy will be voted as specified below with respect to the action to be taken on the following proposal.

     1. To approve a new investment advisory agreement between New Century Portfolios, on behalf of the New Century Balanced Portfolio, and Weston Financial Group, Inc.

         FOR   ________        AGAINST  _________      ABSTAIN  ________

     To transact such other business as may properly come before the Special Meeting. Management knows of no other such business.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSAL.

BY SIGNING AND DATING THIS CARD, YOU: (A) ACKNOWLEDGE RECEIPT OF THE NOTICE AND PROXY STATEMENT CIRCULATED BY NEW CENTURY PORTFOLIOS' BOARD OF TRUSTEES IN CONNECTION WITH ITS SOLICITATION OF PROXIES FOR THE SPECIAL MEETING; AND (B) AUTHORIZE THE PROXIES TO VOTE ON PROPOSAL NO. 1 AS MARKED AND AS THEY SEE FIT ON ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING. IF NOT MARKED, THE PROXIES WILL VOTE "FOR" PROPOSAL 1 AND AS THEY SEE FIT ON ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING. IF YOU DO NOT INTEND TO PERSONALLY ATTEND THE SPECIAL MEETING, PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.




 ----------------------     -----------------------   ----------------------
        SIGNATURE           SIGNATURE (JOINT OWNER)            DATE

PLEASE DATE AND SIGN NAME OR NAMES TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS AN EXECUTOR, ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS SUCH.

PLEASE REFER TO THE PROXY STATEMENT DISCUSSION OF THESE MATTERS.

THIS PROXY IS SOLICITED ON BEHALF OF NEW CENTURY PORTFOLIOS' BOARD OF TRUSTEES, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

                             NEW CENTURY PORTFOLIOS

                        NEW CENTURY AGGRESSIVE PORTFOLIO

                   PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS

                                 AUGUST 17, 2005

     The undersigned hereby constitutes and appoints Wayne M. Grzecki and Nicole
M. Tremblay, or any of them, with power of substitution and re-substitution, as proxies to appear and vote all of the shares of beneficial interest standing in the name of the undersigned on the record date at the Special Meeting of Shareholders of the New Century Portfolios (the "Special Meeting") to be held at 40 William Street, Suite 100, Wellesley, Massachusetts 02481-3902 on the day of August, 2005 at 10:00 a.m. Eastern time, or at any postponement or adjournment thereof; and the undersigned hereby instructs said proxies to vote as indicated on this proxy card.

     The undersigned hereby revokes any prior proxy to vote at such Special Meeting, and hereby ratifies and confirms all that said attorneys and proxies, or any of them, may lawfully do by virtue thereof.

     The undersigned hereby acknowledges receipt of the Notice of Special Meeting and the Proxy Statement dated July 8, 2005.

     This proxy will be voted as specified below with respect to the action to be taken on the following proposal.

     1. To approve a new investment advisory agreement between New Century Portfolios, on behalf of the New Century Aggressive Portfolio, and Weston Financial Group, Inc.

         FOR   ________        AGAINST  _________      ABSTAIN  ________

     To transact such other business as may properly come before the Special Meeting. Management knows of no other such business.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSAL.


BY SIGNING AND DATING THIS CARD, YOU: (A) ACKNOWLEDGE RECEIPT OF THE NOTICE AND PROXY STATEMENT CIRCULATED BY NEW CENTURY PORTFOLIOS' BOARD OF TRUSTEES IN CONNECTION WITH ITS SOLICITATION OF PROXIES FOR THE SPECIAL MEETING; AND (B) AUTHORIZE THE PROXIES TO VOTE ON PROPOSAL NO. 1 AS MARKED AND AS THEY SEE FIT ON ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING. IF NOT MARKED, THE PROXIES WILL VOTE "FOR" PROPOSAL 1 AND AS THEY SEE FIT ON ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING. IF YOU DO NOT INTEND TO PERSONALLY ATTEND THE SPECIAL MEETING, PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.




 ----------------------     -----------------------   ----------------------
        SIGNATURE           SIGNATURE (JOINT OWNER)            DATE


PLEASE DATE AND SIGN NAME OR NAMES TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS AN EXECUTOR, ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS SUCH.

PLEASE REFER TO THE PROXY STATEMENT DISCUSSION OF THESE MATTERS.

THIS PROXY IS SOLICITED ON BEHALF OF NEW CENTURY PORTFOLIOS' BOARD OF TRUSTEES, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

                             NEW CENTURY PORTFOLIOS

                       NEW CENTURY INTERNATIONAL PORTFOLIO

                   PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS

                                 AUGUST 17, 2005

     The undersigned hereby constitutes and appoints Wayne M. Grzecki and Nicole
M. Tremblay, or any of them, with power of substitution and re-substitution, as proxies to appear and vote all of the shares of beneficial interest standing in the name of the undersigned on the record date at the Special Meeting of Shareholders of the New Century Portfolios (the "Special Meeting") to be held at 40 William Street, Suite 100, Wellesley, Massachusetts 02481-3902 on the day of August, 2005 at 10:00 a.m. Eastern time, or at any postponement or adjournment thereof; and the undersigned hereby instructs said proxies to vote as indicated on this proxy card.

     The undersigned hereby revokes any prior proxy to vote at such Special Meeting, and hereby ratifies and confirms all that said attorneys and proxies, or any of them, may lawfully do by virtue thereof.

     The undersigned hereby acknowledges receipt of the Notice of Special Meeting and the Proxy Statement dated July 8, 2005.

     This proxy will be voted as specified below with respect to the action to be taken on the following proposal.

     1. To approve a new investment advisory agreement between New Century Portfolios, on behalf of the New Century International Portfolio, and Weston Financial Group, Inc.

         FOR   ________        AGAINST  _________      ABSTAIN  ________

     To transact such other business as may properly come before the Special Meeting. Management knows of no other such business.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSAL.

BY SIGNING AND DATING THIS CARD, YOU: (A) ACKNOWLEDGE RECEIPT OF THE NOTICE AND PROXY STATEMENT CIRCULATED BY NEW CENTURY PORTFOLIOS' BOARD OF TRUSTEES IN CONNECTION WITH ITS SOLICITATION OF PROXIES FOR THE SPECIAL MEETING; AND (B) AUTHORIZE THE PROXIES TO VOTE ON PROPOSAL NO. 1 AS MARKED AND AS THEY SEE FIT ON ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING. IF NOT MARKED, THE PROXIES WILL VOTE "FOR" PROPOSAL 1 AND AS THEY SEE FIT ON ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING. IF YOU DO NOT INTEND TO PERSONALLY ATTEND THE SPECIAL MEETING, PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.



 ----------------------     -----------------------   ----------------------
        SIGNATURE           SIGNATURE (JOINT OWNER)            DATE

PLEASE DATE AND SIGN NAME OR NAMES TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS AN EXECUTOR, ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS SUCH.

PLEASE REFER TO THE PROXY STATEMENT DISCUSSION OF THESE MATTERS.

THIS PROXY IS SOLICITED ON BEHALF OF NEW CENTURY PORTFOLIOS' BOARD OF TRUSTEES, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.

                             NEW CENTURY PORTFOLIOS

                  NEW CENTURY ALTERNATIVE STRATEGIES PORTFOLIO

                   PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS

                                 AUGUST 17, 2005

     The undersigned hereby constitutes and appoints Wayne M. Grzecki and Nicole
M. Tremblay, or any of them, with power of substitution and re-substitution, as proxies to appear and vote all of the shares of beneficial interest standing in the name of the undersigned on the record date at the Special Meeting of Shareholders of the New Century Portfolios (the "Special Meeting") to be held at 40 William Street, Suite 100, Wellesley, Massachusetts 02481-3902 on the 17th day of August, 2005 at 10:00 a.m. Eastern time, or at any postponement or adjournment thereof; and the undersigned hereby instructs said proxies to vote as indicated on this proxy card.

     The undersigned hereby revokes any prior proxy to vote at such Special Meeting, and hereby ratifies and confirms all that said attorneys and proxies, or any of them, may lawfully do by virtue thereof.

     The undersigned hereby acknowledges receipt of the Notice of Special Meeting and the Proxy Statement dated July 8, 2005.

     This proxy will be voted as specified below with respect to the action to be taken on the following proposal.

     1. To approve a new investment advisory agreement between New Century Portfolios, on behalf of the New Century Alternative Strategies Portfolio, and Weston Financial Group, Inc.

         FOR   ________        AGAINST  _________      ABSTAIN  ________

     To transact such other business as may properly come before the Special Meeting. Management knows of no other such business.

PLEASE SIGN, DATE AND RETURN THE PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. EVERY PROPERLY SIGNED PROXY WILL BE VOTED IN THE MANNER SPECIFIED HEREON AND, IN THE ABSENCE OF SPECIFICATION, WILL BE TREATED AS GRANTING AUTHORITY TO VOTE "FOR" THE PROPOSAL.


BY SIGNING AND DATING THIS CARD, YOU: (A) ACKNOWLEDGE RECEIPT OF THE NOTICE AND PROXY STATEMENT CIRCULATED BY NEW CENTURY PORTFOLIOS' BOARD OF TRUSTEES IN CONNECTION WITH ITS SOLICITATION OF PROXIES FOR THE SPECIAL MEETING; AND (B) AUTHORIZE THE PROXIES TO VOTE ON PROPOSAL NO. 1 AS MARKED AND AS THEY SEE FIT ON ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING. IF NOT MARKED, THE PROXIES WILL VOTE "FOR" PROPOSAL 1 AND AS THEY SEE FIT ON ANY OTHER MATTER AS MAY PROPERLY COME BEFORE THE SPECIAL MEETING. IF YOU DO NOT INTEND TO PERSONALLY ATTEND THE SPECIAL MEETING, PLEASE COMPLETE AND MAIL THIS CARD AT ONCE IN THE ENCLOSED ENVELOPE.





 ----------------------     -----------------------   ----------------------
        SIGNATURE           SIGNATURE (JOINT OWNER)            DATE

PLEASE DATE AND SIGN NAME OR NAMES TO AUTHORIZE THE VOTING OF YOUR SHARES AS INDICATED ABOVE. WHERE SHARES ARE REGISTERED WITH JOINT OWNERS, ALL JOINT OWNERS SHOULD SIGN. PERSONS SIGNING AS AN EXECUTOR, ADMINISTRATOR, TRUSTEE OR OTHER REPRESENTATIVE SHOULD GIVE FULL TITLE AS SUCH.

PLEASE REFER TO THE PROXY STATEMENT DISCUSSION OF THESE MATTERS.

THIS PROXY IS SOLICITED ON BEHALF OF NEW CENTURY PORTFOLIOS' BOARD OF TRUSTEES, WHICH UNANIMOUSLY RECOMMENDS THAT YOU VOTE IN FAVOR OF THE PROPOSAL.